UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
MODIV INDUSTRIAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MODIV INDUSTRIAL, INC.
2195 South Downing Street
Denver, Colorado 80210
www.modiv.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 11, 2024
Dear Stockholder:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Modiv Industrial, Inc., or the Company, a Maryland corporation, will be held at the offices of the Company’s counsel, Kutak Rock, LLP at 2001 16th Street, Suite 1800, Denver, Colorado 80202 on Wednesday, December 11, 2024 at 10:00 a.m. Mountain Time.
We are holding this meeting for the following purposes:
1.
To consider and vote upon the election of the five director nominees named in the accompanying proxy statement to serve until our 2025 annual meeting of stockholders and until their respective successors are duly elected and qualify.

The Board of Directors recommends a vote FOR each of the director nominees.
2.	To consider and vote upon the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the year ending December 31, 2024.
The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024.
3.	To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers for the year ended December 31, 2023 (“say on pay” vote).
The Board of Directors recommends that stockholders vote FOR the say on pay proposal.
4.	To consider and vote upon adoption of the Modiv Industrial, Inc. 2024 Omnibus Incentive Plan.
The Board of Directors recommends that stockholders vote FOR the Modiv Industrial, Inc. 2024 Omnibus Incentive Plan.
5.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
The Board of Directors has fixed the close of business on September 17, 2024 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.
Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy as early as possible to authorize how your shares will be voted at the Annual Meeting. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by phone by calling 1-800-690-6903 to reach a toll-free, automated touchtone voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
The Annual Meeting will begin promptly at 10:00 a.m. Mountain Time.

By Order of the Board of Directors

Raymond J. Pacini Chief Financial Officer and Secretary

Denver, Colorado September 18, 2024

2195 South Downing Street
Denver, Colorado 80210
Proxy Statement
For the Annual Meeting of Stockholders
to be Held on December 11, 2024
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Modiv Industrial, Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held at the offices of the Company’s counsel, Kutak Rock, LLP at 2001 16th Street, Suite 1800, Denver, Colorado 80202 on Wednesday, December 11, 2024 at 10:00 a.m. Mountain Time (the “Annual Meeting”). On or about September 23, 2024, proxy materials for the Annual Meeting, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), are being made available to stockholders entitled to vote at the Annual Meeting.
When used in this Proxy Statement, the terms “we,” “us,” “our,” “Modiv,” “Modiv Industrial, Inc.,” or the “Company” refer to Modiv Industrial, Inc. and its subsidiaries unless the context requires otherwise. In this Proxy Statement, we refer to our Class C common stock, $0.001 par value per share, as our “common stock.”
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS: This Proxy Statement and the 2023 Annual Report are available on the Internet at https://www.proxyvote.com/MODIV. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why am I receiving materials in connection with the Annual Meeting?
A:
As permitted by the Securities and Exchange Commission (“SEC”), we are furnishing to stockholders our Notice of Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report primarily over the Internet. These materials are being made available to you because the Board of Directors is soliciting your proxy to vote your shares of our common stock at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting.

Stockholders who previously consented to electronic delivery of our proxy materials have received an e-mail containing links to our proxy materials and instructions for submitting a proxy via the Internet to authorize the voting of their shares at the Annual Meeting. All other stockholders are receiving a paper copy of proxy materials in the mail. If you receive the proxy materials in the mail but would like to receive future proxy materials over the Internet, and your shares of common stock are held by Computershare, our transfer agent, please go to https://www.computershare.com/us/individuals/i-am-a-shareholder/receive-your-shareholder-
communications-digitally and consent to electronic delivery. If your shares of common stock are held in your brokerage account, please notify your broker that you elect electronic delivery. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
Q:	What is a proxy?
A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Raymond J. Pacini and John Raney, each of whom is one of our officers, as your proxies, and you are authorizing each of them to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you properly submit your proxy without instructions, they will vote your shares (i) FOR each of the director nominees, (ii) FOR the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the year ending December 31, 2024, (iii) FOR approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers for the year ended December 31, 2023 (“say on pay” vote), and (iv) FOR approval of the Modiv Industrial, Inc. 2024 Omnibus Incentive Plan (the “Plan” or the “2024 Omnibus Incentive Plan”). With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet (or by mail if you requested and received a printed copy of the proxy materials) or by phone as soon as possible whether or not you plan on attending the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?
A:
The Annual Meeting will be held at the offices of the Company’s counsel, Kutak Rock, LLP at 2001 16th Street, Suite 1800, Denver, Colorado 80202 on Wednesday, December 11, 2024 at 10:00 a.m. Mountain Time.

Q:	Who is entitled to attend and vote at the Annual Meeting?
A:
Anyone who is a stockholder of record of our common stock at the close of business on September 17, 2024, the record date, or holds a valid proxy for the Annual Meeting from a stockholder of record as of the record date, is entitled to attend and vote at the Annual Meeting. If you are not a stockholder of record but hold shares through a brokerage account, an individual retirement account (“IRA”) or 401(k) plan, you may also attend the Annual Meeting.

Q:	Will my vote make a difference?
A:
Yes. Your vote could affect the outcome of the proposals described in this Proxy Statement. Moreover, your vote is needed to ensure that there is a quorum for the meeting and that the proposals described herein can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	How many shares of common stock are entitled to vote at the Annual Meeting?
A:	As of September 17, 2024, there were 9,418,626 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
Q:	What constitutes a quorum?
A:
A quorum consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum. Broker non-votes will also be counted as present for purposes of determining the presence of a quorum.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of common stock you held as of the close of business on the record date. Votes may not be cumulated in the election of directors.
Q:	What may I consider and vote on?
A:	You may consider and vote on:
(1)	the election of the five director nominees named in this Proxy Statement to serve until our 2025 annual meeting of stockholders and until their respective successors are duly elected and qualify;
(2)	the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024;
(3)	the approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers for the year ended December 31, 2023 (“say on pay” vote);
(4)	the approval of the 2024 Omnibus Incentive Plan; and
(5)	such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
Q:	How does the Board of Directors recommend I vote on the proposals?
A:	The Board of Directors recommends that you vote:
(1)	FOR each of the nominees for election to the Board of Directors who are named in this Proxy Statement;
(2)	FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024;
(3)	FOR the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2023; and
(4)	FOR the 2024 Omnibus Incentive Plan.
Q:	How can I vote at the Annual Meeting?
A:
If you are a stockholder of record as of the close of business on the record date, you have the right to vote at the Annual Meeting, and any previous proxies that you authorized will be superseded by the vote that you cast at the Annual Meeting. You may also attend the Annual Meeting without revoking any previously authorized proxy if you do not cast a vote at the Annual Meeting. If you are a record holder or a proxy for a stockholder of record, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting.

Please note that if you hold shares of our common stock in a brokerage, IRA or 401(k) plan account, those shares cannot be voted directly by you at the Annual Meeting. See “How can I vote my shares held in a brokerage, IRA or 401(k) plan account?” below.

Q:	How can I vote my shares without attending the Annual Meeting?
A:
You can vote your shares without attending the Annual Meeting by submitting a proxy in advance of the Annual Meeting to authorize your shares to be voted at the Annual Meeting. Stockholders have the following options for authorizing the casting of their votes by proxy:

•
via the Internet at www.proxyvote.com/MODIV, (1) by following the instructions included in the e-mail you received if you consented to, and did, receive your proxy materials electronically or (2) by accessing the website and following the instructions indicated on the proxy card received by mail;

•	by phone, by calling 1-800-690-6903 to reach a toll-free, automated touchtone voting line; have your proxy card in hand and then follow the instructions; or
•	by mail, by completing, signing, dating and returning the proxy card accompanying the proxy materials, if you received a printed copy of the proxy materials by mail.
We encourage you to submit your proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you submit a proxy via the Internet prior to the date of the Annual Meeting, you will authorize how your shares will be voted at the Annual Meeting and your vote is recorded immediately. There is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. The authorization of proxies electronically is permitted by Section 2-507(c)(3) of the Maryland General Corporation Law.
If you are a stockholder of record, submitting your proxy via Internet, by phone or by mail will not affect your right to vote should you decide to attend the Annual Meeting. As described below under “What if I submit my proxy and then change my mind?,” attending and voting at the Annual Meeting will revoke your proxy submitted via Internet, by phone or by mail prior to the Annual Meeting.
Q:	How can I vote my shares held in a brokerage, IRA or 401(k) plan account?
A:
If your shares are held in a brokerage, IRA or 401(k) plan account, you will receive a request for voting instructions with respect to the shares allocated to each of your brokerage or plan accounts. You are entitled to direct the custodian or plan trustee of your account on how to vote your shares at the Annual Meeting. Proxies properly submitted via the Internet, by mail or by telephone or pursuant to your voting instruction card will be voted at the Annual Meeting in accordance with your directions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, including the ratification of the appointment of our independent registered public accounting firm. However, your broker does not have discretionary authority to vote on the election of directors, the say on pay vote, or the 2024 Omnibus Incentive Plan, in which cases a “broker non-vote” will occur and your shares will not be voted on these matters.

Q:	What is the deadline for voting my shares?
A:
If you are a stockholder of record and submit your proxy by Internet, phone or mail, your proxy must be received by 8:59 p.m. Mountain Time on December 10, 2024 in order for your shares to be voted at the Annual Meeting. If you hold shares in a brokerage, IRA or 401(k) plan account, to allow sufficient time for voting by the custodian or plan trustee, your voting instructions must be received by 8:59 p.m. Mountain Time on December 9, 2024.

Q:	What if I submit my proxy and then change my mind?
A:	You have the right to change or revoke your proxy at any time before the Annual Meeting by:
(1)
delivering a written revocation to Raymond J. Pacini, our Secretary, before the Annual Meeting at 2195 South Downing Street, Denver, Colorado 80210 so that it is received no later than December 10, 2024;

(2)
attending the Annual Meeting in person and voting as described above under “How can I vote at the Annual Meeting?” Attendance at the Annual Meeting will not by itself constitute revocation of a proxy; or

(3)	submitting another, later dated, proxy by Internet, telephone or mail on a later date prior to the deadlines specified above under “What is the deadline for voting my shares?”
Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.

Q:	What are the voting requirements to elect the Board of Directors?
A:
With regard to the election of directors, you may vote “FOR” each director nominee or you may “WITHHOLD” from voting on any of the director nominees. Under our bylaws, the affirmative vote of holders of a plurality of the votes cast on the matter at a meeting at which a quorum is present is required for the election of the directors. Plurality voting simply means that the number of candidates getting the highest number of votes cast “FOR” their election at the Annual Meeting will be elected. Proxies marked “WITHHOLD” and “broker non-votes” are not considered votes cast for the foregoing purpose, and will not affect the outcome of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

Q:	What are the voting requirements for the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024?
A:
With regard to the proposal relating to ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, the affirmative vote of a majority of the votes cast on the matter at a meeting at which a quorum is present is required for the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

If you hold shares through a broker, IRA or 401(k) custodian and do not provide instructions on how to vote your shares or return the voting instruction card, under applicable law and NYSE rules and regulations, brokers have the discretion to vote on the ratification of the appointment of our independent registered public accounting firm.
Q:	What are the voting requirements for the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2023 (“say on pay”)?
A:
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2023. Approval of the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2023 requires the affirmative vote of a majority of all of the votes cast on such proposal. Abstentions and broker non-votes will have no impact on the outcome on this proposal. As an advisory vote, this proposal is not binding upon us. However, the compensation committee of our Board of Directors, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of the vote when making future compensation decisions.

Q:	What are the voting requirements for approval of the 2024 Omnibus Incentive Plan?
A:
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal regarding the 2024 Omnibus Incentive Plan. Approval of the 2024 Omnibus Incentive Plan requires the affirmative vote of a majority of all of the votes cast on such proposal. Abstentions and broker non-votes will have no impact on the outcome on this proposal.

Q:	How will voting on any other business be conducted?
A:
Although we are not aware of any business to be considered at the Annual Meeting other than the election of directors, the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024, the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2023, and the 2024 Omnibus Incentive Plan, your properly submitted proxy gives authority to Raymond J. Pacini and John Raney, and each of them, to vote on any matters in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion.

Q:	How are proxies being solicited?
A:	We have retained the services of Broadridge Investor Communication Solutions, Inc. to assist us in the solicitation of proxies for the Annual Meeting. Our directors and employees may also solicit proxies via the Internet, by telephone or by any other electronic means of communication we deem appropriate.
We will pay all of the costs of soliciting these proxies. We will also reimburse IRA plan custodians or trustees and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
Q:	What should I do if I receive more than one set of proxy materials for the Annual Meeting?
A:
You may receive more than one set of proxy materials for the Annual Meeting. For example, if you consented to electronic delivery of our proxy materials, you may receive multiple e-mails containing our proxy materials if your shares are registered in more than one name or held in more than one account (such as a brokerage, 401(k) or IRA account). If you did not consent to electronic delivery of our proxy materials, you may receive more than one set of proxy materials in the mail if your shares of our common stock are registered in more than one name or held in more than one account. Please respond as soon as possible to each and every request for a proxy or voting instructions you receive to ensure all of your shares of common stock are voted at the Annual Meeting.

Q:	Where can I find more information?
A:
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION ABOUT MANAGEMENT
The Board of Directors
We operate under the direction of the Board of Directors. The Board of Directors oversees our operations. We currently have five directors, one of whom is our Chief Executive Officer, Aaron S. Halfacre, and four of whom are independent. All five of our directors have been nominated for re-election at the Annual Meeting. For biographical information regarding our directors, see “—Executive Officers and Directors” below. As previously disclosed, Christopher Gingras was appointed as a director to fill the vacancies resulting from the resignations of , Curtis McWilliams and Adam Markman from the Board of Directors, in each case effective with the filing of this proxy statement. Mr. Gingras was initially identified as a director by Mr. Halfacre, our Chief Executive Officer.
During 2023, the Board of Directors held eight meetings. There are three standing committees of the Board of Directors, each of which is composed entirely of independent directors: the audit committee, the compensation committee, and the nominating and corporate governance committee. Information regarding each of these committees is set forth below. During 2023, each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served. Generally, our directors are also encouraged to attend our annual meeting of stockholders each year. Five of our then-current directors attended our 2023 annual meeting of stockholders held on July 25, 2023.
Board Leadership Structure
The composition of the Board of Directors ensures strong oversight by independent directors. Thomas H. Nolan, Jr., an independent director, serves as our Chairman of the Board and, as noted above, our audit committee, compensation committee and the nominating and corporate governance committee are composed entirely of independent directors. Our Company’s management has been led by Mr. Halfacre, our Chief Executive Officer, since January 1, 2019. As Chairman of the Board, Mr. Nolan is responsible for leading Board meetings and generally setting the agendas for Board meetings in consultation with Mr. Halfacre and subject to the requests of other directors. Mr. Halfacre is responsible for providing information to the other directors in advance of meetings and between meetings. The direct involvement of Mr. Halfacre in the Company’s operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. Consistent with our Corporate Governance Guidelines, the Board of Directors currently does not have a lead independent director because the Chairman of the Board is an independent director.
The Role of the Board of Directors in our Risk Oversight Process
Our executive officers are responsible for the day-to-day management of risks faced by the Company, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.
The audit committee oversees risk management in the areas of financial reporting, internal controls, cybersecurity and compliance with legal and regulatory requirements. The compensation committee discharges the Board of Directors’ responsibilities relating to the compensation of the executive officers. The nominating and corporate governance committee is responsible for overseeing the organization, function and composition of our Board of Directors and its committees, the self-evaluation of the Board as a whole and of the individual directors and the Board’s evaluation of management. It is also responsible for reviewing and, if applicable, approving related party transactions. The nominating and corporate governance committee periodically reviews the Company’s corporate governance policies and procedures and, if appropriate, recommends changes to the Board of Directors.
Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within our Company.
Director Independence
The NYSE listing standards set forth objective requirements for a director to satisfy, at a minimum, in order to be determined to be independent by our Board of Directors. In addition, in order to conclude a director is independent in accordance with the NYSE listing standards, our Board of Directors must also consider all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, which require that a majority of our directors be independent within the meaning of the NYSE listing standards, our Board of Directors undertook a review of the independence of all non-management directors. Our Board of Directors has affirmatively determined that the following four of our five current directors and both of our former directors Adam Markman and Curtis McWilliams, are independent under the NYSE listing standards and our Corporate Governance Guidelines and do not have a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board: Christopher Gingras, Thomas Nolan, Jr., Kimberly Smith and Connie Tirondola.
The Audit Committee
General
Our audit committee’s function is to assist the Board of Directors in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) cybersecurity, (iv) our compliance with legal and regulatory requirements, (v) the selection, appointment and compensation of our independent registered public accounting firm and (vi) our independent registered public accounting firm’s qualifications, performance and independence. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee charter is available in the Investors – Governance – Governance Documents section of our website at www.modiv.com. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
The members of the audit committee are Mr. Nolan (Chairman), Mr. Gingras (effective as the of the filing of this proxy statement) and Ms. Tirondola. All of the members of the audit committee are “independent” as defined by the NYSE and applicable rules of the SEC. All members of the audit committee are financially literate, and the Board of Directors has determined that Mr. Nolan satisfies the SEC’s requirements for an “audit committee financial expert.”
During 2023, the audit committee held nine meetings.
Independent Registered Public Accounting Firm
Grant Thornton has served as our independent registered public accounting firm since March 30, 2023. The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.
Pre-Approval Policies
In order to ensure that the provision of services by the Company’s independent registered public accounting firm does not impair the auditors’ independence, the audit committee pre-approves all auditing services performed for us by our independent auditors, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee delegates preapproval authority between audit committee meetings to the chair of the audit committee, provided that any such approval is presented to the full audit committee at its next scheduled meeting.
For the year ended December 31, 2023, all services rendered by Grant Thornton, our independent registered public accounting firm, were pre-approved in accordance with the policies and procedures described above. For the year ended December 31, 2022, all services rendered by Baker Tilly US, LLP, or Baker Tilly, our prior independent registered public accounting firm, were pre-approved in accordance with the policies and procedures described above.
Principal Independent Registered Public Accounting Firm Fees
The audit committee reviewed the audit and non-audit services performed by (i) Grant Thornton (Newport Beach, CA, PCAOB ID 248) during the fiscal year ended December 31, 2023, as well as the fees charged by Grant Thornton for such services, and (ii) Baker Tilly (Irvine, CA, PCAOB ID 23) during the fiscal year ended

December 31, 2022, as well as the fees charged by Baker Tilly for such services. The aggregate fees billed to us for professional accounting services by (i) Grant Thornton, including the audit of our annual financial statements for the year ended December 31, 2023, and (ii) Baker Tilly, including the audit of our annual financial statements for the year ended December 31, 2022, are set forth in the table below.

	2023	2022
Audit fees	$459,968	$538,975
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$459,968	$538,975

Report of the Audit Committee
The audit committee (the “audit committee”) of the Board of Directors (the “Board of Directors”) of Modiv Industrial, Inc. (the “Company”) represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices of the Company, and, among other things, is responsible for overseeing the Company’s accounting and financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; for the appropriateness of the accounting principles and reporting policies that are used by the Company; and for establishing and maintaining internal control over financial reporting as required by applicable Securities and Exchange Commission (“SEC”) rules. Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm for the year ended December 31, 2023, was responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The audit committee’s responsibility was to monitor and oversee these processes. The members of the audit committee are not professionally engaged in the practice of accounting or auditing and thus their oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
In this context, the audit committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2023, including a discussion of the quality and acceptability of the Company’s financial reporting, the reasonableness of significant judgments, the critical audit matters and the clarity of disclosures in the financial statements. The audit committee discussed with Grant Thornton, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. GAAP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The audit committee received from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications concerning its independence and discussed with Grant Thornton its independence from the Company. In addition, the audit committee considered whether Grant Thornton’s provision of non-audit services, if any, is compatible with Grant Thornton’s independence.
Based on these reviews and discussions, the audit committee recommended to the Board of Directors that the 2023 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

The Audit Committee of the Board of Directors

Thomas Nolan, Jr., Chairman Connie Tirondola

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporated by reference in this Proxy Statement into any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Exchange Act.

The Compensation Committee
As noted above, the compensation committee discharges the Board of Directors’ responsibilities relating to the compensation of our executive officers. The compensation committee is responsible for recommending, establishing, overseeing and directing the Company’s executive officer and director compensation philosophy, policies and programs, approving the compensation to be paid by the Company to the Company’s executive officers and making recommendations to the Board of Directors regarding the compensation of the non-employee members of the Company’s Board of Directors. The compensation committee fulfills these responsibilities primarily by carrying out the activities enumerated in the compensation committee charter. The compensation committee may form and delegate authority to subcommittees as appropriate, and the compensation committee reviews the recommendations of the Chief Executive Officer with regard to the compensation of the executive officers other than the Chief Executive Officer. The compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities set forth in the compensation committee charter. The compensation committee charter is available in the Investors – Governance – Governance Documents section of our website at www.modiv.com. The information on, or accessible through, our website is not incorporated into and does not constitute a part of this Proxy Statement.
The members of the compensation committee are Mr. Gingras, Mr. Nolan and Ms. Smith, with Ms. Smith serving as chair of the compensation committee. All of the members of the compensation committee are “Independent Directors” as defined by the NYSE and applicable rules of the SEC.
During 2023, the compensation committee held two meetings.
Nomination of Directors
General
The nominating and corporate governance committee is responsible for, among other things, (i) providing counsel to our Board of Directors with respect to the organization, function and composition of our Board of Directors and its committees, (ii) overseeing the self-evaluation of our Board of Directors and the Board’s evaluation of management, (iii) periodically reviewing and, if appropriate, recommending to our Board of Directors changes to the Company’s corporate governance policies and procedures, (iv) identifying and recommending to our Board of Directors potential director candidates for nomination and (v) reviewing and, if applicable, approving related party transactions. The nominating and corporate governance committee fulfills these responsibilities primarily by carrying out the activities enumerated in the nominating and corporate governance committee charter. The nominating and corporate governance committee charter is available in the Investors – Governance – Governance Documents section of our website at www.modiv.com. The information on, or accessible through, our website is not incorporated into and does not constitute a part of this Proxy Statement.
The members of the nominating and corporate governance committee are Ms. Tirondola, Mr. Nolan and Ms. Smith, with Ms. Smith serving as chair of the nominating and corporate governance committee.
During 2023, the nominating and corporate governance committee held three meetings.
Board Membership Criteria
With respect to filling vacancies for independent director positions, the independent directors review the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the Board of Directors. The full Board of Directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the Board of Directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The Board of Directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire Board of Directors. The Board of Directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the Board of Directors’ collective skill set that should be addressed in the nominating process.
Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend Board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.
Selection of Directors. Unless otherwise provided by Maryland law or our bylaws, our nominating and corporate governance committee and Board of Directors are responsible for nominating their own nominees and recommending them for election by our stockholders, provided that any vacancy on the Board of Directors may be filled only by a majority of the remaining directors even if the remaining directors do not constitute a quorum. All director nominees stand for election by our stockholders annually.
In nominating candidates for the Board of Directors, the nominating and corporate governance committee solicits candidate recommendations from its own members and management. The nominating and corporate governance committee may also engage the services of a search firm to assist in identifying potential director nominees.
The nominating and corporate governance committee will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. In evaluating the persons recommended as potential directors, the nominating and corporate governance committee will consider each candidate without regard to the source of the recommendation and take into account those factors that it determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of the nominating and corporate governance committee or the Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling (888) 686-6348 or may view the bylaws in the Investor Relations – Governance – Governance Documents section of our website at www.modiv.com. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
Stockholder and other Interested Party Communications with the Board of Directors
We have established a procedure for stockholders and other interested parties to communicate comments and concerns to the Board of Directors. Stockholders and other interested parties may contact the Board of Directors at the following address:
Board of Directors of Modiv Industrial, Inc.
2195 South Downing Street
Denver, Colorado 80210
(888) 686-6348
The communication should indicate to whom the communication is intended and whether you are a stockholder or other interested party.
Stockholders and other interested parties should report any complaints or concerns regarding (1) suspected violations or concerns as to compliance with laws, regulations or our Code of Business Conduct and Ethics or other suspected wrongdoings affecting us or our properties or assets, or (2) any complaints or concerns regarding our accounting, internal accounting controls, auditing matters, or any concerns regarding any questionable accounting or auditing matters affecting us. Stockholders and other interested parties should report any such suspected violations or other complaints or concerns by any of the following means:
•	By calling the Company’s toll-free whistleblower hotline at 1-800-916-7037; Company Code: 638;
•	By utilizing the Company’s whistleblower web portal located at https://irdirect.net/MDV/whistleblower_iframe, and following the instructions contained on such site; or
•	By mailing a description of the suspected violation or concern to:
Board of Directors
c/o Modiv Industrial, Inc.
2195 South Downing Street
Denver, Colorado 80210

Reports will be made known to the Chairman of the Board, provided that no person named in the report will receive the report directly.
Hedging Practices
Pursuant to the Company’s Insider Trading Compliance Policy, directors and executive officers may not enter into hedging or monetization transactions or similar arrangements with respect to the Company’s securities.
Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our current directors are being nominated for re-election to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualify.

Name(1)	Age(2)	Positions	Year of First Becoming a Director
Aaron S. Halfacre	52	Chief Executive Officer, President and Director	2019
Thomas H. Nolan, Jr.(3)(4)(5)(6)	67	Chairman of the Board and Independent Director	2019
Raymond J. Pacini	68	Executive Vice President, Chief Financial Officer, Secretary and Treasurer	N/A
John Raney	44	Chief Operating Officer and General Counsel	N/A
Christopher R. Gingras(3)(4)	50	Independent Director	2024
Kimberly Smith(4)(5)(7)(8)	62	Independent Director	2021
Connie Tirondola(3)(5)	67	Independent Director	2021

(1)	The address of each executive officer and director listed is 2195 South Downing Street, Denver, Colorado 80210.
(2)	As of September 17, 2024.
(3)	Member of the audit committee of our Board of Directors.
(4)	Member of the compensation committee of our Board of Directors.
(5)	Member of the nominating and corporate governance committee of our Board of Directors.
(6)	Chair of the audit committee of our Board of Directors.
(7)	Chair of the compensation committee of our Board of Directors.
(8)	Chair of the nominating and corporate governance committee of our Board of Directors.
Mr. Aaron S. Halfacre. Mr. Halfacre has served as our Chief Executive Officer and President and a member of our Board of Directors since January 2019 and has over 25 years of experience in the real estate industry. He also served as a Director of BRIX REIT, Inc. from January 2019 to April 2022. Mr. Halfacre previously served as Chief Executive Officer and a Director of Rich Uncles Real Estate Investment Trust I (“REIT I”) and Chief Executive Officer and a Manager of our former sponsor and former external advisor from January 1, 2019 through December 31, 2019. Mr. Halfacre has been involved in a myriad of REIT mergers and acquisitions transactions over the course of his career, totaling more than $17 billion in transaction value. From January 2018 to July 2018, Mr. Halfacre served as President of Realty Mogul, Co., a real estate crowdfunding platform, and its affiliates. From April 2016 to July 2021, Mr. Halfacre served as the Co-Founder of Persistent Properties, LLC, which owned and managed a multi-family portfolio. From July 2014 to March 2016, Mr. Halfacre served as President and Chief Investment Officer of Campus Crest Communities, Inc. (NYSE: CCG), a publicly-traded student housing REIT, where he was instrumental in the take-private sale to Harrison Street Real Estate Capital. From October 2012 to May 2014, Mr. Halfacre served as Senior Vice President and Head of Strategic Relations at Cole Real Estate Investments, Inc. (NYSE: COLE), a publicly traded net lease REIT and product sponsor (“Cole”). From November 2005 to December 2010, Mr. Halfacre served as the Chief of Staff and Head of Product Development of the real estate group at BlackRock (NYSE: BLK), a global investment management corporation. From June 2004 to November 2005, Mr. Halfacre served as director of investor relations for Green Street Advisors, Inc. (“Green Street”), a premier independent research and advisory firm concentrating on the commercial real estate industry in North America and Europe. Mr. Halfacre holds both Chartered Financial Analyst® and Chartered Alternative Investment Analyst® designations and earned his B.A. in Accounting from College of Santa Fe and an M.B.A. from Rice University. Our Board of Directors has concluded that Mr. Halfacre is qualified to serve as a director by reason of his extensive industry and leadership experience.

Mr. Raymond J. Pacini. Mr. Pacini has served as our Executive Vice President, Chief Financial Officer and Treasurer since April 2018 and as our Secretary since September 2019. Mr. Pacini previously served as Executive Vice President, Chief Financial Officer and Treasurer of REIT I and our former sponsor and former external advisor from April 2018 through December 31, 2019. He also served as Executive Vice President, Chief Financial Officer and Treasurer of BRIX REIT, Inc. from April 2018 to October 2019, for which he served as an independent director from November 2017 until April 2018. On January 29, 2020, Mr. Pacini was reappointed as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of BRIX REIT, Inc. and served in that role until April 2022. Mr. Pacini’s career as a financial executive spans over 40 years, including over 30 years of commercial and residential real estate experience. Prior to joining the Company, Mr. Pacini held senior leadership roles for a healthcare services company (Northbound Treatment Services, 2013-2018), a developer and homebuilder (California Coastal Communities, Inc. (NASDAQ: CALC), 1998-2011), and a commercial and residential development company (Koll Real Estate Group, Inc. (NASDAQ: KREG), 1993-1998). Mr. Pacini previously served as an independent director for a publicly traded natural resources company (Cadiz Inc. (NASDAQ: CDZI), 2005-2019) and a waste management company (Metalclad Corporation (NASDAQ: MTLC), 1999-2002). Mr. Pacini started his career with PricewaterhouseCoopers LLP and is a licensed CPA (inactive) in the state of Massachusetts. Mr. Pacini was also a National Association of Corporate Directors (NACD) Board Leadership Fellow from 2014 to 2021. Mr. Pacini received his B.A. in Political Science from Colgate University and his M.B.A. from Cornell University.
Mr. John C. Raney. Mr. Raney, age 44, has served as our Chief Operating Officer since March 2024 and General Counsel since September 2020. He brings over 17 years of legal, mergers and acquisitions, capital markets and real estate experience to our Company. Mr. Raney was a Partner with Acceleron Law Group, LLP from June 2020 to September 2020, a Partner with Massumi & Consoli LLP from June 2018 to May 2020, Counsel at O’Melveny & Myers LLP from May 2015 to June 2018 and an Associate with Latham & Watkins LLP from October 2008 to April 2015. Mr. Raney earned his B.A. at Boston College and his J.D. from the University of California, Los Angeles – School of Law where he graduated with the distinction of The Order of the Coif. Mr. Raney is a licensed attorney in the State of California.
Mr. Christopher R. Gingras. Mr. Gingras currently serves as Chief Strategy Officer for MediSpend, a global legal and compliance technology company, where he provides expert advice to clients on resolving complex regulatory issues and develops global compliance programs to minimize business risk. Prior to that role, Mr. Gingras was founder and CEO of MedCompli, an all-in-one, cost effective software solution that simplifies compliance for life science companies, until it was sold (to a private equity firm) in May 2024. Previously he served in the Chief Compliance Officer role for a global medical device company, a private equity firm and an integrated healthcare system. Mr. Gingras proudly serves as a Lieutenant Commander in the U.S. Navy and previously deployed in support of contingency operations as a Captain in the U.S. Air Force. He holds a Masters of Business Administration degree from Rice University and completed Joint Professional Military Education at the U.S. Naval War College. Mr. Christopher Gingras has over 20 years of experience as a compliance and business ethics leader.
Mr. Thomas H. Nolan, Jr. Mr. Nolan has served as an independent member of our Board of Directors since January 2019 and was appointed Non-Executive Chairman of the Board in September 2024. Mr. Nolan has been President of ConstructionBevy, a real estate related technology startup, since April 2021 and a Director since April 2022. Mr. Nolan has been a director of Elme Communities (NYSE: ELME, f/k/a WashREIT) since 2015. He previously served as Chairman of the board of directors and Chief Executive Officer of Spirit Realty Capital, Inc. (NYSE: SRC) from September 2011 until May 2017. Mr. Nolan previously worked for General Growth Properties, Inc. (“GGP”), serving as Chief Operating Officer from March 2009 to December 2010 and as President from October 2008 to December 2010. He also served as a member of the board of directors of GGP from 2005 to 2010. Mr. Nolan was a member of the senior management team that led GGP’s reorganization and emergence from bankruptcy, which included the restructuring of $15.0 billion in project-level debt, payment in full of all of GGP’s pre-petition creditors and the securing of $6.8 billion in equity commitments. From July 2004 to February 2008, Mr. Nolan served as a Principal and Chief Financial Officer of Loreto Bay Company, the developer of the Loreto Bay master planned community in Baja, California Sur, Mexico. From October 1984 to July 2004, Mr. Nolan held various financial positions with AEW Capital Management, L.P., a national real estate investment advisor, and from 1998 to 2004, he served as Head of Private Equity Investing and as President and Senior Portfolio Manager of The AEW Partners Funds. Mr. Nolan holds a B.B.A. from the University of Massachusetts, Amherst. Our Board of Directors has concluded that Mr. Nolan is qualified to serve as an independent director by reason of his extensive experience in the real estate business.
Ms. Kimberly Smith. Ms. Smith has served as an independent member of our Board of Directors since December 2021. From April 2014 to September 2018, she served in various senior legal roles for Prudential Financial, Inc. (NYSE: PRU), most recently as the Chief Legal Officer for Workplace Solutions, and Prudential Retirement from April 2017 to September 2018 before retiring. Prior to Prudential, from November 2010 to February 2014, Ms. Smith served in various senior legal roles for Cole (NYSE: COLE), most recently as Executive Vice President and General Counsel. While at Cole, she played an integral role in the company’s internalization of its external manager and subsequent listing on the NYSE, as well as structured several mergers and advised on the development and distribution of multiple non-listed REIT offerings. Ms. Smith also served as General Counsel for World Group Securities, Inc. (merged into Transamerica Financial Advisors) from 2008 to 2010, Deputy General Counsel for ING Americas from 2004 to 2007, Chief Counsel for ING Americas from 2001 to 2003, and she was a Partner with Sutherland Asbill & Brennan LLP (now Eversheds Sutherland) in the Financial Services practice group from 1996 to 2001. Ms. Smith earned her B.A. in History from the College of William & Mary and received her J.D. from Harvard Law School. Our Board of Directors has concluded that Ms. Smith is qualified to serve as an independent director by reason of her extensive experience in the financial services and real estate industries.
Ms. Connie Tirondola. Ms. Tirondola has served as an independent member of our Board of Directors since December 2021. Since April 2024, Ms. Tirondola acts as an independent consultant with various real estate investment companies that invest in the private sector. From July 2022 until her retirement in April 2024, she served as Managing Director for FTI Consulting (“FTI”), where she sourced and managed accounting outsource solutions for real estate investment managers. From May 2020 to her appointment at FTI, she served as Executive Vice President for Citco Fund Services, where she managed client relationships for real estate, infrastructure and timber/agriculture funds. From June 2017 to May 2020, Ms. Tirondola was a Managing Director, Global Account Leader for CBRE (NYSE: CBRE) Accounting & Reporting Solutions where she oversaw the fund accounting and investment oversight process for outsourced relationships with large real estate asset managers. She also served as Managing Director, Head of Real Estate Fund Accounting in the U.S. for BlackRock Realty (NYSE: BLK) from June 2005 to June 2017, Vice President & Controller for Sentinel Real Estate Corporation from May 2004 to June 2005, Vice President & Controller for Olayan America Corporation from September 2002 to May 2004 and Senior Vice President, Investment Management for Prudential Financial Inc. (NYSE: PRU) from December 1984 to February 2002. Ms. Tirondola earned her B.A. in Accounting/Economics from Rutgers University and is a licensed Certified Public Accountant. Our Board of Directors has concluded that Ms. Tirondola is qualified to serve as an independent director by reason of her extensive experience in the real estate business, as well as her accounting and finance acumen.
Other Key Officers
Ms. Sandra G. Sciutto. Ms. Sciutto, age 64, has served as our Senior Vice President and Chief Accounting Officer since July 2018 and brings 34 years of real estate experience to our Company. Ms. Sciutto also served as Senior Vice President and Chief Accounting Officer for BRIX REIT, Inc. from July 2018 to April 2022, as Senior Vice President and Chief Accounting Officer for REIT I from July 2018 until December 2019 and as an independent director of BRIX REIT, Inc. from April 2018 until July 2018. From October 2016 to June 2018, Ms. Sciutto served as Chief Financial Officer for Professional Real Estate Services Inc., a privately held, full-service commercial real estate investment and operating company based in Orange County, California. From November 2012 to April 2016, Ms. Sciutto served as Chief Financial Officer and investment committee member for Shopoff Realty Investments, L.P., a real estate developer and real estate fund sponsor. From 1998 to 2012, Ms. Sciutto served as Chief Financial Officer of California Coastal Communities, Inc. (“CALC”, NASDAQ: CALC). From 1993 until 1998, Ms. Sciutto was the Controller of CALC and its predecessor companies Koll Real Estate Group, Inc. (NASDAQ: KREG) and The Bolsa Chica Company (NASDAQ: BLSA). Ms. Sciutto also has five years of experience as a certified public accountant with the accounting firm of KPMG LLP and is a licensed CPA (inactive) in the state of California. Ms. Sciutto earned her Bachelor of Science in Business Administration with a concentration in Accounting from Cal Poly State University, San Luis Obispo.

Mr. William R. Broms. Mr. Broms, age 45, has served as our Chief Investment Officer since September 2020 and brings 20 years of real estate experience to our Company. Mr. Broms previously served as our Senior Managing Director — Acquisitions from March 2018 until September 2020. Mr. Broms also served as the Chief Executive Officer and President of BRIX REIT, Inc. from October 2019 until April 2022. From February 2014 until March 2018, Mr. Broms founded and led Realty Dividend, LLC, an investment firm that developed net-lease assets and invested in single and multi-family properties. From August 2010 to February 2014, Mr. Broms served as Senior Director of Acquisitions at Cole (NYSE: COLE), where he directed the investment of sale-leaseback capital for leveraged buyouts and recapitalizations to corporations and private equity sponsors. From February 2007 to August 2010, Mr. Broms served as Director of Acquisitions at Realty Income Corporation (NYSE: O), a S&P 500 publicly-traded net-lease REIT. Mr. Broms holds a Bachelor of Science in Finance from the Geis College of Business at the University of Illinois and an M.B.A. from Regis University in Denver, Colorado.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board of Directors has adopted Corporate Governance Guidelines establishing a common set of expectations to assist the Board of Directors in performing its responsibilities. The Corporate Governance Guidelines address a number of topics, including, among other things, director qualification standards, director responsibilities, the responsibilities and composition of committees of the Board of Directors, director access to management and independent advisors, director compensation, management succession and evaluations of the performance of the Board of Directors. Our Corporate Governance Guidelines comply with the requirements of the NYSE listing standards and are available in the Investors – Governance – Governance Documents section of our website at www.modiv.com. Our Board of Directors also adopted a Code of Business Conduct and Ethics that applies to all of our directors and executive officers. The Code of Business Conduct and Ethics is posted in the Investors – Governance – Governance Documents section of our website at www.modiv.com. The information contained on our website is not part of, or incorporated by reference in, this Proxy Statement. To the extent required by SEC rules, we intend to promptly disclose future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
Related Party Transactions and Certain Conflict Resolution Measures
On January 31, 2022, we acquired an industrial property and related equipment in Saint Paul, Minnesota that is planned to be used in indoor vertical farming for $8,079,000. The purchase price represented a 7.00% cap rate and the property had a 20-year lease with annual rent escalations of 2.5%. We funded this acquisition with a portion of the proceeds from our September 2021 offering of 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share. The tenant was Kalera, Inc., which was introduced to us by Curtis B. McWilliams, one of our former independent directors. Since Mr. McWilliams was serving as an executive of Kalera AS at the time of the acquisition, all of the disinterested members of our Board of Directors approved this transaction. In April 2023, Kalera, Inc. filed a voluntary petition for bankruptcy relief under Chapter 11 of Title 11 of the United States Code, and Mr. McWilliams was appointed as Kalera, Inc.’s independent director as the company continued to operate its business while in bankruptcy. Mr. McWilliams served as Kalera Inc.’s independent director from April 2023 until December 2023 and recused himself from any matters that related to our industrial property in Saint Paul, Minnesota that was leased to Kalera, Inc.
During June 2023, Kalera conducted an auction of all of its assets, and the sale of Kalera’s assets to the winning bidder, Kalera’s lender, was approved by the bankruptcy court on June 30, 2023. The sale of Kalera’s assets closed on September 29, 2023, and did not include its interest in the Company's lease for the Saint Paul, Minnesota property, which remained with Kalera. However, Kalera has not paid rent since February 2023. We drew on Kalera’s letter of credit for $282,765 in April 2023 to cover a portion of the unpaid rent.
On October 31, 2023, Kalera filed a motion with the bankruptcy court to reject the Company’s lease and abandon all of its property located at the premises effective as of October 31, 2023, subject to approval of the motion by the bankruptcy court. On November 21, 2023, the Company filed (i) a limited objection to retroactive rejection of its lease and (ii) a motion to compel Kalera to pay post-petition rent and related charges with the bankruptcy court. The Company entered into a settlement of these claims with Kalera on March 18, 2024 and the settlement was approved by the bankruptcy court on April 12, 2024. The bankruptcy court also entered an order approving Kalera’s October 31, 2023 motion to reject the Company’s lease on June 28, 2024.

Compensation of Executive Officers
This discussion outlines our executive compensation policies and decisions as they relate to the Company’s named executive officers. The named executive officers for 2023, 2022 and 2021 were Aaron S. Halfacre, our Chief Executive Officer and President, and Raymond J. Pacini, our Executive Vice President, Chief Financial Officer, Secretary and Treasurer. Messrs. Halfacre and Pacini received annual salaries of $250,000 and $275,000, respectively, during 2023, 2022 and 2021.
On January 25, 2021, the compensation committee of our Board of Directors recommended, and our Board of Directors approved, the grant of 170,667 restricted units of Class R limited partnership interest (the “Class R OP Units”) in Modiv Operating Partnership, LP, our operating partnership (the “Operating Partnership”), to Mr. Halfacre as equity incentive compensation for the next three years, and the grant of 33,333 Class R OP Units to Mr. Pacini as equity incentive compensation for the next three years.
On December 31, 2019, we entered into restricted units award agreements (each, an “Award Agreement”) with each of Messrs. Halfacre and Pacini regarding the grant of 40,000 units of Class P limited partnership interest in the Operating Partnership (the “Class P OP Units”) to Mr. Halfacre and 16,029 Class P OP Units to Mr. Pacini.
The Class P OP Units and Class R OP Units are intended to be treated as “profits interests” in the Operating Partnership, which are non-voting, non-dividend accruing, and are not able to be transferred or exchanged prior to the earlier of (1) March 31, 2024, (2) a change of control (as defined in the Third Amended and Restated Limited Partnership Agreement of the Operating Partnership (as amended, the “OP Agreement”)), or (3) the date of the employee’s involuntary termination without cause (as defined in the relevant Award Agreement) (collectively, the “Lockup Period”).
Following the expiration of the Lockup Period, the Class P OP Units were automatically converted into units of Class C limited partnership interest in the Operating Partnership (the “Class C OP Units”) at a conversion ratio of 1.6667 Class C OP Units for each one Class P OP Unit.
Following the expiration of the Lockup Period, the Class R OP Units were automatically converted into Class C OP Units at a conversion ratio of 1:1, which conversion ratio increased to 2.5 Class C OP Units for each one Class R OP Unit when the Company achieved the performance hurdle of funds from operations (“FFO”) of $1.05, or more, per weighted average fully-diluted share outstanding for the year ended December 31, 2023.
Summary Compensation Table
The following table sets forth information with respect to compensation earned by the Company’s named executive officers for the years ended December 31, 2023, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)(3)	Total ($)
Aaron S. Halfacre Chief Executive Officer and President	2023	250,000	—	—	—	120,700	370,700
	2022	250,000	—	—	—	15,750	265,750
Raymond J. Pacini Executive Vice President, Chief Financial Officer, Secretary and Treasurer	2023	275,000	250,000	—	—	20,700	545,700
	2022	275,000	200,000	—	—	19,050	494,050

(1)	Mr. Pacini’s cash bonus for 2023 was paid in October 2023 and March 2024, and his cash bonus for 2022 was paid in January and February 2023.
(2)
See the discussion above regarding the grant of Class R OP Units on January 25, 2021 which were valued based on an illiquid security with a $23.03 net asset value (“NAV”) per share as of the grant date. A discount of 15% was subtracted from the value of the Class R OP Units as of the grant date to reflect the illiquidity of the Class R OP Units. Because the Company achieved the performance hurdle for FFO of $1.05 per share for the year ended December 31, 2023, the Class R OP Units automatically converted into Class C OP Units on March 31, 2024 at the maximum conversion ratio of 2.5 Class C OP Units for each one Class R OP Unit. The value of such Class R OP Units as of the grant date was $10,309,780 for Mr. Halfacre and $1,631,275 for Mr. Pacini. The Class C OP Units are exchangeable for shares of common stock on a one for one basis, or cash, as solely determined by the Company.

(3)
All other compensation includes (i) a relocation allowance of $100,000 paid to Mr. Halfacre during 2023, (ii) the Company’s matching 401(k) contributions of 6%, up to the maximum of $330,000, of an employee’s salary, bonus and relocation allowance, and (iii) a cell phone stipend of $75 per month for both Mr. Halfacre and Mr. Pacini which commenced in March 2022.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the information with respect to outstanding equity awards held by our named executive officers as of December 31, 2023.

Stock Awards
Name	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested(1)
Aaron S. Halfacre	40,000(2)	$993,334(2)
	210,667(3)	$7,847,346(3)
Raymond J. Pacini	16,029(2)	$398,054(2)
	33,333(3)	$1,241,654(3)

(1)	All of the units vested as of March 31, 2024.
(2)
See the discussion above regarding the grant of Class P OP Units. The market value of the Class P OP Units which were granted on December 31, 2019, reflects the Company’s common stock closing price on the NYSE of $14.90 per share on December 29, 2023, the last trading day of 2023, and reflects the conversion ratio of 1.6667 Class C OP Units for each one Class P OP Unit. The Class C OP Units are exchangeable for shares of common stock on a one for one basis, or cash, as solely determined by the Company.

(3)
See the discussion above regarding the grant of Class R OP Units. The market value above reflects the Company’s common stock closing price on the NYSE of $14.90 per share on December 29, 2023, the last trading day of 2023, and reflects the conversion ratio of 2.5 Class C OP Units for each one Class R OP Unit since the Company achieved the performance hurdles for FFO of $1.05 per share for the year ended December 31, 2023. The Class C OP Units are exchangeable for shares of common stock on a one for one basis, or cash, as solely determined by the Company.

Pay Versus Performance
The following table presents the Company’s pay versus performance disclosure as required by the SEC. The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its named executive officers. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented.

Year(1)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Summary Compensation Table Total for Non-PEO Named Executive Officer ($)(2)	Compensation Actually Paid to Non-PEO Named Executive Officer ($)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Company Reported Net Income (Loss) ($)	Company Selected Performance Measure: AFFO($)(5)
2023	370,700	5,883,375	545,700	1,464,832	$135.38	(8,696,261)	14,672,441
2022	265,750	(1,381,612)	494,050	137,365	$51.52	(4,511,318)	16,634,150
2021	3,296,406	3,137,313	1,069,994	1,029,302	N/A	(435,505)	11,449,814

(1)
Our principal executive officer (“PEO”) for the years ended December 31, 2023, 2022 and 2021 was Aaron S. Halfacre, our Chief Executive Officer and President. Our non-PEO named executive officer for the years ended December 31, 2023, 2022 and 2021 was Raymond J. Pacini, our Executive Vice President, Chief Financial Officer, Secretary and Treasurer.

(2)
Amounts reported in this column represent the total compensation reported in the Summary Compensation Table for the applicable year in which Mr. Halfacre served as our PEO and Mr. Pacini served as our non-PEO named executive officer, as applicable.

(3)
To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Halfacre and Mr. Pacini is set forth following the footnotes to this table.

(4)	The cumulative total shareholder return for 2022 is based on the period from February 11, 2022, the date our common stock became listed on a national securities exchange, through December 31, 2022.
(5)	A description of our use of AFFO as a performance measure is set forth below under “– Relationships Between Compensation Actually Paid and Financial Performance Measures.”
Reconciliation of Compensation Actually Paid Adjustments

Year	Summary Compensation Table Total ($)	Minus Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)(1)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)(2)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)(3)	Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During the Fiscal Year ($)	Minus Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Year that Failed to Meet Applicable Conditions During Fiscal Year ($)	Plus Dividends or Other Earnings Paid on Stock Awards Not Otherwise Included in Total Compensation for the Fiscal Year ($)	Equals Compensation Actually Paid ($)
Mr. Halfacre
2033	370,700	—	—	5,512,675	—	—	—	—	5,883,375
2022	265,750	—	—	(1,647,362)	—	—	—	—	(1,381,612)
2021	3,296,406	(3,046,406)	3,061,766	(174,453)	—	—	—	—	3,137,313
Mr. Pacini
2023	545,700	—	—	919,132		—	—	—	1,464,832
2022	494,050	—	—	(356,685)	—	—	—	—	137,365
2021	1,069,994	(594,994)	597,994	(43,692)	—	—	—	—	1,029,302

(1)
Represents the grant date fair value of the 170,667 and 33,333 Class R OP Units granted to Messrs. Halfacre and Pacini, respectively, on January 25, 2021. See the discussion above regarding the grant of the Class R OP Units.

(2)
For 2022, represents the fair value as of March 31, 2022 of the 170,667 and 33,333 Class R OP Units granted to Messrs. Halfacre and Pacini, respectively, on January 25, 2021. The fair value above for 2022 reflects the Company’s common stock closing price on the NYSE of $17.94 on March 31, 2022. The fair value was measured as of March 31, 2022, instead of December 31, 2021, because the Company’s common stock was not listed on a national securities exchange as of December 31, 2021. See the discussion above regarding the grant of the Class R OP Units.

(3)
For 2023, represents the change in fair value from December 31, 2022, to December 31, 2023, of (i) 210,667 Class R OP Units and 40,000 Class P OP Units granted to Mr. Halfacre in prior years and (ii) 33,333 Class R OP Units and 16,029 Class P OP Units granted to Mr. Pacini in prior years. The fair value as of December 31, 2023, reflects the Company’s common stock closing price on the NYSE of $14.90 per share on December 29, 2022, the last trading day of 2023. For 2022, represents the change in fair value from March 31, 2022 to December 31, 2022 of (i) 210,667 Class R OP Units and 40,000 Class P OP Units granted to Mr. Halfacre in prior years and (ii) 33,333 Class R OP Units and 16,029 Class P OP Units granted to Mr. Pacini in prior years. The fair value as of December 31, 2022 reflects the Company’s common stock closing price on the NYSE of $12.00 per share on December 30, 2022, the last trading day of 2022. For 2021, represents the change in fair value from December 31, 2020 to March 31, 2022 of (i) 40,000 Class R OP Units and 40,000 Class P OP Units granted to Mr. Halfacre in prior years and (ii) 16,029 Class P OP Units granted to Mr. Pacini in prior years. The fair value as of March 31, 2022 reflects the Company’s common stock closing price on the NYSE of $17.94 on March 31, 2022. The fair value was measured as of March 31, 2022, instead of December 31, 2021, because the Company’s common stock was not listed on a national securities exchange as of December 31, 2021. The fair value as of December 31, 2020 reflects the NAV per share of the Company’s common stock of $23.03 as of December 31, 2020, discounted by 15% to reflect the illiquidity of the Class R OP Units and Class P OP Units. See the discussion above regarding the grant of the Class R OP Units and the grant of the Class P OP Units.

Relationships Between Compensation Actually Paid and Financial Performance Measures
The calculation of compensation actually paid in each of the years shown reflects required adjustments to equity award valuations under SEC rules, which were in turn impacted by our stock price performance. Our compensation committee selected FFO per share as the measure used to determine the performance target for the three-year Class R OP Unit awards granted on January 25, 2021, and this measure was established before our common stock became listed on a national securities exchange in February 2022.
As discussed above, on March 31, 2024, the Class P OP Units were automatically converted into Class C OP Units at a conversion ratio of 1.6667 Class C OP Units for each one Class P OP Unit and the Class R OP Units were automatically converted into Class C OP Units at a conversion ratio of 2.5 Class C OP Units for each one Class R OP Unit. The Class C OP Units are exchangeable for shares of common stock on a one for one basis, or cash, as solely determined by the Company.
FFO is a measure promulgated by the National Association of Real Estate Investment Trusts (“Nareit”) in order to provide a more complete understanding of the operating performance of a REIT. FFO is defined as net income or loss computed in accordance with generally accepted accounting principles in the United States (“GAAP”), excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures, preferred dividends and real estate impairments. Because FFO calculations adjust for such items as depreciation and amortization of real estate assets and gains and losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, we believe that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of our performance relative to our competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current Nareit definition or may interpret the current Nareit definition differently than we do, making comparisons less meaningful.
Additionally, we use AFFO as a non-GAAP financial measure to evaluate our operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of stock-based compensation, deferred rent, amortization of in-place lease valuation intangibles, deferred financing fees, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-offs of transaction costs and other one-time transactions. We also believe that AFFO is a recognized measure of sustainable operating performance of the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies. Management believes that AFFO is a beneficial indicator of our ongoing portfolio performance and ability to sustain our current distribution level. More specifically, AFFO isolates the financial results of our operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results or our future ability to pay our dividends. By providing FFO and AFFO, we present information that assists investors in aligning their analysis with management’s analysis of long-term operating activities.
For all of these reasons, we believe the non-GAAP measures of FFO and AFFO, in addition to income (loss) from operations, net income (loss) and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful to investors in evaluating the performance of our real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of our cash available to fund distributions since other uses of cash, such as capital expenditures at our properties and principal payments of debt, are not deducted when calculating FFO and AFFO. AFFO is useful in assisting management and investors in assessing our ongoing ability to generate cash flow from operations and continue as a going concern in future operating periods. However, FFO and AFFO should not be viewed as a more prominent measure of performance than income (loss) from operations, net income (loss) or cash flows from operating activities and each should be reviewed in connection with GAAP measurements.

Neither the SEC, Nareit, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, the SEC or Nareit may decide to standardize the allowable exclusions across the REIT industry, and we may have to adjust the calculation and characterization of this non-GAAP measure.
Compensation Actually Paid and Total Stockholder Return
The decrease in the fair value of outstanding and unvested stock awards granted in prior years reported in column 5 of the reconciliation above for 2022 is less than the decline in the price of our common stock since our initial listing on the NYSE on February 11, 2022 because the fair value of outstanding and unvested stock awards as of December 31, 2021 reported in our 2022 proxy statement was based on the closing price of our common stock on the NYSE of $17.94 on March 31, 2022. There is no meaningful comparison for 2021 since our common stock was not listed on a national securities exchange until February 2022.
Compensation of Independent Directors
During 2023, each of our non-officer directors was compensated as follows: (i) annual retainer of $40,000 (paid in quarterly installments) payable in cash; (ii) an annual stock grant of $50,000 (paid in quarterly installments) payable in shares of our common stock; (iii) a monthly fee of $2,500 payable quarterly to our Non-Executive Chairman; and (iv) annual committee chair fees of $10,000 for each of the chairs of the audit, compensation and nominating and corporate governance committees, payable in shares of our common stock. The shares issued to directors are restricted securities issued in private transactions in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2) thereof, and the Company has not agreed to file a registration statement with respect to registration of the shares to the directors. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director is also one of our officers, we do not pay any compensation for services rendered as a director.
Non-Officer Director Compensation
The following table sets forth information with respect to compensation earned by or awarded to each non-officer director who served on the Board during the fiscal year ended December 31, 2023. The amounts of the stock awards represent the aggregate grant date fair value of the stock awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.

Name	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Asma Ishaq(1)	$20,000	$25,000	$—	$45,000
Adam S. Markman(2)	$70,000	$60,000	$—	$130,000
Curtis B. McWilliams(2)	$40,000	$60,000	$—	$100,000
Thomas H. Nolan, Jr.	$40,000	$60,000	$—	$100,000
Kimberly Smith	$40,000	$50,000	$—	$90,000
Connie Tirondola	$40,000	$50,000	$—	$90,000

(1)	Ms. Ishaq resigned from the Board on August 8, 2023.
(2)	Mr. Markman and Mr. McWilliams resigned from the Board effective September 18, 2024.

STOCK OWNERSHIP
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days. The following table shows, as of September 1, 2024, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) beneficial owner of more than 5% of the outstanding shares of our common stock; (2) each of our directors and executive officers; and (3) all of our directors and executive officers as a group.

Name	Shares of Common Stock Beneficially Owned(2)	Class C OP Units(3)	Percent of Common Stock and OP Units Beneficially Owned(4)
Directors and Officers(1)
Aaron S. Halfacre(3)	107,796	453,457	5.3%
Raymond J. Pacini	115,580	—	1.1%
John C. Raney(3)	2,170	63,333	*
Thomas H. Nolan, Jr	22,828	—	*
Kimberly Smith	9,693	—	*
Connie Tirondola	8,793	—	*
Christopher R. Gingras	3,530	—	*
All directors and executive officers as a group (7 persons)	270,390	516,790	7.4%
5% Shareholders
First City Investment Group, LLC(5)	536,135	—	5.0%

*	Less than 1% of the outstanding common stock.
(1)	The address of each named beneficial owner is 2195 South Downing Street, Denver, CO 80210.
(2)	None of the shares of common stock are pledged as security.
(3)	The Class C OP Units are exchangeable for shares of common stock on a 1-for-1 basis, or for cash, as solely determined by the Company.
(4)	Based on 10,689,555 fully diluted shares of common stock outstanding, which includes 9,382,517 shares of common stock outstanding and 1,307,038 Class C OP Units outstanding on September 1, 2024.
(5)
Based on a Schedule 13G filed with the SEC on August 12, 2024, by First City Investment Group, LLC (“First City”). First City is the beneficial owner of 536,135 shares and has sole dispositive power of 536,135 shares and sole voting power of 536,135 shares. First City obtained 1,312,382 Class C OP Units from Group of Trophy, LLC through an assignment on February 15, 2024. First City exchanged 656,191 Class C OP Units for our common stock on February 16, 2024 and continues to hold 536,153 Class C OP Units. We purchased 656,191 Class C OP Units and 123,809 shares of our commmon stock from First City on August 2, 2024. Group of Trophy, LLC obtained the 1,312,382 Class C OP Units on January 18, 2022, as partial consideration for the Company’s acquisition of the KIA auto dealership property in Carson, California.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires executive officers and directors, a company’s chief accounting officer and persons who beneficially own more than 10% of a company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Executive officers, directors, the chief accounting officer and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports and written representations from our executive officers and directors, we believe that our executive officers and directors and our chief accounting officer filed all reports required by Section 16(a) of the Exchange Act on a timely basis, except that First City Investment Group, LLC, a beneficial holder of more than 10% of our common stock, did not timely report four transactions for sales of an aggregate of 7,247 shares of our common stock between March 20, 2024 and March 28, 2024, all of which were filed on a single late Form 4.

PROPOSAL 1. ELECTION OF DIRECTORS
At the Annual Meeting, you and the other stockholders will vote on the election of five persons to the Board of Directors. Those persons elected will serve as directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualify. The Board of Directors has nominated the individuals listed below, who are each currently serving as a director of the Company, for re-election as directors:
Aaron S. Halfacre
Christopher R. Gingras
Thomas H. Nolan, Jr.
Kimberly Smith
Connie Tirondola
Each of the director nominees has consented to be named in this Proxy Statement and to serve as a director if elected. Detailed information about each of our director nominees, including biographical summaries of their experience and qualifications, can be found in this Proxy Statement under “Certain Information About Management — Executive Officers and Directors” and “Stock Ownership” above.
Vote Required
Under our bylaws, the affirmative vote of holders of a plurality of the votes cast on the matter at a meeting of stockholders at which a quorum is present is required for the election of the directors. This means that, of the votes cast in person or by proxy at the Annual Meeting, the five nominees receiving the highest number of “for” votes at the Annual Meeting will be elected as directors. Proxies marked “WITHHOLD” and broker non-votes will not count as votes for or against the nominees and will have no effect on the election of the director nominees. Our stockholders do not have the right to cumulate their votes for directors.
The appointed proxies will vote your shares of common stock as you instruct. If you properly submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to serve as a director at the time of the Annual Meeting, the nominating and corporate governance committee will recommend to our Board of Directors the action to be taken with respect to such vacancy. Our Board of Directors, as counseled by the nominating and corporate governance committee, may reduce its size or nominate a substitute. If a substitute is nominated, proxies voting on the original nominee will be cast for the substituted nominee. Our Board of Directors has no reason to believe that any of its director nominees for election at the Annual Meeting will be unable or unwilling to serve if elected as a director.
Whether you plan to attend the Annual Meeting or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED FOR ELECTION AS DIRECTORS.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the Annual Meeting, you and the other stockholders will vote on the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024.
The audit committee has appointed Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024. Grant Thornton has served as our independent registered public accounting firm since March 30, 2023. We expect that Grant Thornton representatives will not be present at the Annual Meeting and will not be available to respond to questions posed by stockholders. Additional information about Grant Thornton can be found in this Proxy Statement under “Certain Information About Management — The Audit Committee — Independent Registered Public Accounting Firm.”
Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm is not required. However, the Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. Notwithstanding its appointment of Grant Thornton and even if Grant Thornton’s appointment is ratified by stockholders, the audit committee may select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. If the appointment of Grant Thornton is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.
Vote Required
Under our bylaws, assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast on this proposal is required for the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions and broker non-votes, if any, will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you properly submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024.
Whether you plan to attend the Annual Meeting or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2024.

PROPOSAL 3. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2023
General Information
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers, as disclosed in this Proxy Statement in accordance with the SEC’s rules.
Say on Pay Vote Mechanics
We are asking our stockholders to provide advisory (non-binding) approval of the compensation paid to our named executive officers for the year ended December 31, 2023, as described in the compensation tables and narrative disclosures of this Proxy Statement (beginning on page 18).
At our annual meeting of stockholders held on August 23, 2022, the Board recommended, and stockholders voted, to hold this advisory vote, known as a “Say-on-Pay” vote, every year, with which the Board agreed. It is expected that the next stockholder “Say-on-Pay” vote will occur at the 2025 annual meeting of stockholders.
This advisory (non-binding) vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as described in this Proxy Statement.
The compensation committee considers the results of the advisory (non-binding) “say on pay” vote when setting executive compensation policies and decisions.
Highlights of our Executive Compensation Program
Our compensation committee engaged FPL Associates, L.P. as an independent compensation consultant in October 2020 to (a) prepare a compensation benchmarking analysis of pay levels at peer group companies for our key executives for the 25th percentile, median, 75th percentile and average pay levels; and (b) provide information, including best practices and market trends, and examples of relevant long-term incentive programs in the REIT industry. The compensation consultant presented its findings to the compensation committee in December 2020. After reviewing the benchmarking analysis, in January 2021, the compensation committee recommended, and the Board of Directors approved, the following for years 2021 through 2023:
•
The Chief Executive Officer’s base salary was set below the 25th percentile of the peer group and he waived any cash bonuses in order to align with stockholders by agreeing that all of his incentive compensation would be in the form of equity awards;

•
The Chief Financial Officer’s base salary was set at the 37.5th percentile of the peer group and his total cash compensation including a discretionary cash bonus was set at the median level of the peer group; and

•
Executive officers’ stock awards vest over three years and the compensation committee therefore considered the annual value of this incentive plan in determining the amount of the stock award. There were no additional stock awards for 2022 since the stock awards granted in 2021 are intended to provide the Chief Executive Officer’s stock compensation for 2021 through 2023;

We believe that our executive compensation program:
•	Aligns executive compensation to business objectives and overall company performance;
•	Aligns executives’ long-term interests with those of our stockholders;
•	Attracts, retains, and motivates highly-qualified executives;
•	Balances the focus on short- vs. longer-term performance objectives through an appropriate mix of short-term cash incentive awards and equity incentive awards that vest over a number of years; and
•
Has features designed to further align executive compensation with stockholder interests and mitigate risks, including: (i) no minimum guaranteed base salary increases and (ii) no significant perquisites.

Vote Required
Approval of this proposal requires the affirmative vote of a majority of the votes cast on such proposal, assuming a quorum is present. Abstentions and broker non-votes will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you properly submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the advisory (non-binding) approval of the compensation paid to our named executive officers for the year ended December 31, 2023.
Whether you plan to attend the Annual Meeting or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE SAY ON PAY
PROPOSAL, AS STATED BY THE FOLLOWING RESOLUTION:
“RESOLVED, that the company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2023 Summary Compensation Table and the other related tables and disclosures.”
The say on pay vote is advisory, and therefore not binding on the company, our Board of Directors or our compensation committee. Our Board of Directors and the compensation committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

PROPOSAL 4. TO CONSIDER AND VOTE UPON THE ADOPTION OF THE MODIV INDUSTRIAL, INC. 2024 OMNIBUS INCENTIVE PLAN
On August 30, 2024, our Board unanimously approved the Modiv Industrial, Inc. 2024 Omnibus Incentive Plan (the “Plan”), subject to approval by our stockholders at this Annual Meeting.
If our stockholders do not approve the Plan pursuant to this Proposal 4, the Plan will not go into effect, which could materially impact our ability to attract and retain employees, require us to use additional cash to compensate employees in lieu of equity awards and put us at a competitive disadvantage compared to peer companies.
There is no current equity plan under which stock-based awards may be made and there are no predecessor plans in effect.
PLAN: KEY FACTS
STOCKHOLDER APPROVAL
At our Annual Meeting, we are asking our stockholders to consider and approve the Plan.
PROTECTION OF STOCKHOLDER INTERESTS AND ALIGNMENT WITH COMPENSATION PRINCIPLES
The Plan includes the following features designed to protect stockholder interests and reflect our compensation principles:
•	Fixed plan term of ten years;
•	No “evergreen” provision to automatically increase the number of shares available for issuance without stockholder approval;
•	Awards granted pursuant to the Plan will be subject to our clawback policy;
•	No repricing without stockholder approval or below-market grants of options and stock appreciation rights;
•	No liberal share recycling;
•	No liberal change in control definition;
•
The Plan contains a director annual compensation limit, which provides that the maximum number of shares that may be subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees or other compensation paid to such non-employee director during the calendar year, may not exceed $500,000 in total value; and

•	No gross-ups.
POTENTIAL DILUTION
The number of new shares requested represents a reserve pool of approximately 9.4% of our fully-diluted common stock outstanding, which we believe puts us in line with market practices for share reserves based on a review of stock reserve requests among similar companies.
EFFECTIVENESS OF THE PLAN
If our stockholders approve the Plan, the Plan will become effective on the date of the Annual Meeting. The affirmative vote of a majority of the votes cast at the Annual Meeting is necessary for approval of the Plan.
SUMMARY OF MATERIAL PROVISIONS OF THE PLAN
A summary of the material terms of the Plan is set forth below. This summary is qualified in its entirety by the full text of the Plan, a copy of which is attached as Annex A to this proxy statement and which is incorporated by reference into this Proposal 4. We encourage stockholders to read and refer to the complete plan document in Annex A for a more complete description of the Plan.

PURPOSE
The purpose of the Plan is to provide a means through which the Company may attract and retain key personnel and to provide a means whereby our directors, officers and employees (and prospective directors, officers, employees, consultants and advisors) can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.
ADMINISTRATION
The Plan will be administered by the compensation committee or such other committee of our Board to which it has delegated power, or if no such committee or subcommittee exists, the Board (as applicable, the “Committee”). The Committee has the sole and plenary authority to establish the terms and conditions of any award consistent with the provisions of the Plan. The Committee is authorized to (i) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or any award granted under, the Plan; (ii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the Plan. Any such allocation or delegation may be revoked by the Committee at any time.
ELIGIBILITY
The Plan permits grants of awards to any employees (including officers), directors, consultants and advisers of the Company and its affiliates and subsidiaries, and any other individual whose participation in the Plan the Committee determines is in the best interests of the Company.
The Committee, in its discretion, will approve awards to be granted under the Plan. We expect that substantially all award grants pursuant to the Plan will be made to the Company’s employees, executive officers and non-employee directors. As of September 17, 2024, the record date, the Company had 11 employees, including four executive officers, and four non-employee directors who are eligible to participate in the Plan. The approximate number of total persons currently eligible to participate in the Plan is 15.
SHARES SUBJECT TO THE PLAN
The total number of shares of common stock that may be issued under the Plan is 1,000,000 shares (the “Absolute Share Limit”). Of this amount, the maximum number of shares of common stock for which incentive stock options may be granted is equal to the Absolute Share Limit; the maximum number of shares of common stock granted during a single calendar year to any non-employee director, taken together with any cash fees or other compensation paid to such non-employee director during the calendar year, shall not exceed $500,000 in total value; provided, however, that the foregoing limitations shall not apply to the extent that the non-employee director has been or becomes an employee during the calendar year.
Except for substitute awards (as described below), in the event any award under the Plan terminates, lapses, or is settled without the payment of the full number of shares subject to such award, the undelivered shares may be granted again under the Plan. Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by us or with which we combine (referred to as “substitute awards”), and such substitute awards shall not be counted against the total number of shares that may be issued under the Plan, except that substitute awards intended to qualify as “incentive stock options” shall count against the limit on incentive stock options described above. No award may be granted under the Plan after the tenth anniversary of the effective date (i.e. the date of this Annual Meeting), but awards granted prior to the effective date may extend beyond that date.
The number of shares available for issuance under the Plan will not be increased by the number of shares of common stock (i) tendered, withheld, or subject to an award granted under the Plan surrendered in connection with the purchase of shares upon exercise of an option, (ii) that were not issued upon the net settlement or net exercise of a stock-settled stock appreciation right granted under the Plan, (iii) deducted or delivered from payment of an award granted under the Plan in connection with the Company’s tax withholding obligations, or (iv) repurchased by the Company with proceeds from option exercises.
TYPES OF AWARDS
Options: The Committee may grant non-qualified stock options and incentive stock options under the Plan, with terms and conditions determined by the Committee that are not inconsistent with the Plan. All stock options granted under the Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date an option is granted (other than options that are substitute awards), and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the option is intended to qualify as an incentive stock option, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). On September 17, 2024, the closing price of our common stock was $16.55. The maximum term for stock options granted under the Plan is ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of common stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the shares as to which a stock option is exercised may be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, or (iii) by such other method as the Committee may permit in its sole discretion, including without limitation (A) in other property having a fair market value on the date of exercise equal to the purchase price, (B) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (C) through a “net exercise” procedure effected by withholding the minimum number of shares needed to pay the exercise price and all applicable required withholding taxes (or such greater number of shares as permitted by the Plan). Any fractional shares of common stock will be settled in cash.
Stock Appreciation Rights: The Committee may grant stock appreciation rights under the Plan, with terms and conditions determined by the Committee that are not inconsistent with the Plan. Generally, each stock appreciation right entitles the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of  (i) the excess of  (A) the fair market value on the exercise date of one share of common stock, over (B) the strike price per share, times (ii) the numbers of shares of common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).
Restricted Shares and Restricted Stock Units: The Committee may grant restricted shares of our common stock or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one share of common stock for each restricted stock unit, or, in its sole discretion of the Committee, the cash value thereof  (or any combination thereof). As to restricted shares, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of common stock, including without limitation the right to vote such restricted shares of common stock and to receive any dividends payable on such restricted shares. To the extent provided in the applicable award agreement, the holder of outstanding restricted stock units will be entitled to be credited with dividend equivalent payments (upon the payment by us of dividends on shares of common stock) either in cash or, at the sole discretion of the Committee, in shares of common stock having a value equal to the amount of such dividends, which will be payable at the time specified in the applicable award agreement.
OP Unit Awards: The Committee may issue awards in the form of OP units or other classes of partnership units (“OP Units”) in the Operating Partnership established pursuant to the Operating Partnership’s agreement of limited partnership. OP unit awards will be valued by reference to, or otherwise determined by reference to or based on, shares of our common stock. OP unit awards may be (i) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership or shares of our common stock or (ii) valued by reference to the book value, fair value or performance of the Operating Partnership. For purposes of calculating the number of shares underlying an OP unit award relative to the total number of shares of our common stock available for issuance under the Plan, the Committee will establish in good faith the maximum number of shares to which a participant receiving an OP unit award may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of our common stock underlying such OP unit award will be reduced accordingly by the Committee, and the number of shares available under the Plan will be increased by one share for each share so reduced. The Committee will determine all other terms of an OP unit award. The award documentation in respect of an OP unit award may provide that the recipient will be entitled to receive, currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of shares of our common stock underlying the award or other distributions from the Operating Partnership prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), as determined at the time of grant by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of our common stock or other OP units.
Other Stock-Based Awards: The Committee may issue unrestricted common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of common stock (including, without limitation, performance shares or performance units), under the Plan, including performance-based awards.
PERFORMANCE COMPENSATION AWARDS
The Committee may grant “performance compensation awards” under the Plan, which are awards of stock options, stock appreciation rights, restricted stock, restricted stock units, OP units or other stock-based awards that are made subject to the achievement of performance goals. The Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply.
The performance criteria that will be used to establish the performance goals may be based on the attainment of specific levels of performance of the Company and may include the following (or such other criteria as the Committee deems appropriate): (1) funds from operations (including, but not limited to, determined on an adjusted or recurring basis); (2) funds from operations, adjusted funds from operations or recurring funds from operations per diluted share; (3) growth in funds from operations, adjusted funds from operations or recurring funds from operations including amounts per diluted share determined on an annual, multi-year or other basis; (4) net operating income; (5) growth in net operating income determined on an annual, multi-year or other basis; (6) cash flow, including but not limited to operating cash flow or free cash flow; (7) cash and/or funds available for distribution; (8) earnings before interest, taxes, depreciation and amortization (EBITDA); (9) growth in EBITDA determined on an annual, multi-year or other basis; (10) return measures (including, but not limited to, return on assets, investment, capital, invested capital, equity and/or development); (11) share price (including, but not limited to, appreciation, growth measures and total stockholder return on an annual, multi-year or other basis); (12) debt and debt related ratios, including debt to total market capitalization, debt to EBITDA, debt to assets and fixed charge coverage ratios (determined with or without the pro rata share of the Company’s ownership interest in co-investment partnerships); (13) net asset value per share; (14) growth in net asset value per share determined on an annual, multi-year or other basis; (15) basic or diluted earnings per share (before or after taxes); (16) same property net operating income or growth in same property new operating income; (17) lease up performance or other occupancy measures, including retention of existing tenants and new and renewal lease spreads; (18) expense targets or cost reduction goals, general and administrative expense savings; (19) operating efficiency; (20) working capital targets; (21) measures of economic value added or other “value creation” metrics; (22) enterprise value; (23) competitive market metrics; (24) employee retention; (25) performance or yield on development or redevelopment projects; (26) measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (27) market share;

(28) operational or performance measurements relative to peers; (29) strategic objectives and related revenue or occupancy targets; (30) objective measures of satisfaction of tenants; (31) productivity measures; (32) environmental, social and governance criteria; or (33) any combination of the foregoing.
The Committee may, in its sole discretion, at the time a performance compensation award is granted or at any time thereafter, specify adjustments or modifications to be made to the calculation of a performance goal for a performance period, based on and in order to appropriately reflect the following events (or such other events as the Committee deems appropriate): (1) asset write-downs; (2) litigation, claims, judgments or settlements; (3) the effect of changes in tax laws, accounting principles or practices, or other laws or regulatory rules affecting reported results; (4) any reorganization and restructuring programs; (5) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; (6) acquisitions or divestitures; (7) any other specific, unusual or nonrecurring events, or category thereof; (8) foreign exchange gains and losses; (9) discontinued operations and nonrecurring charges; (10) a change in our fiscal year; (11) accruals for payments to be made in respect of the Plan or other specified compensation arrangements; and (12) any other changes in capital structure (or similar events) specified in the Plan. Without limiting the generality of the foregoing, the calculation of the level of achievement with respect to a performance goal will be adjusted from time to time by the Committee as it deems equitable and necessary in light of acquisitions, dispositions, non-routine or opportunistic expenses, transactions, or other extraordinary or other one-time events that impact the Company’s operations or the measurement of the performance goal including, without limitation, non-routine litigation and other legal expenses and loss on debt extinguishment. In addition, the Committee may make other adjustments as necessary to ensure that period to period results with respect to any performance goal are computed on a consistent and equitable basis.
Following the completion of a performance period, the Committee will review and determine whether, and to what extent, the performance goals for the performance period have been achieved and, if so, calculate and determine that amount of the performance compensation awards earned for the period based upon the achievement of the performance goals. In determining the actual amount of an individual participant’s performance compensation award for a performance period, the Committee has the discretion to increase or reduce the amount payable to any participant.
EFFECT OF CERTAIN EVENTS ON THE PLAN AND AWARDS
In the event of  (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of our shares of common stock or other securities, issuance of warrants or other rights to acquire our shares of common stock or other securities, or other similar corporate transaction or event (including, without limitation, a Change in Control, as defined in the Plan, and highlighted below) that affects the shares of common stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting us, any affiliate, or the financial statements of us or any affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee must make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of: (i) adjusting any or all of  (A) the share limits applicable under the Plan with respect to the number of awards which may be granted hereunder, (B) the number of our shares of common stock or other securities which may be delivered in respect of awards or with respect to which awards may be granted under the Plan and (C) the terms of any outstanding award, including, without limitation, (1) the number of shares of common stock subject to outstanding awards or to which outstanding awards relate, (2) the exercise price or strike price with respect to any award or (3) any applicable performance measures; (ii) providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and (iii) cancelling any one or more outstanding awards and causing to be paid to the holders holding vested awards the value of such awards, if any, as determined by the Committee, including without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of common stock subject to the option or stock appreciation right over the aggregate exercise price thereof. For the avoidance of doubt, the Committee may cancel any stock option or stock appreciation right for no consideration if the fair market value of the shares subject to such option or stock appreciation right is less than or equal to the aggregate exercise price or strike price of such stock option or stock appreciation right.
Notwithstanding the paragraph above, if a Change in Control occurs and awards are not continued, converted, assumed, or replaced with a comparable award (as determined by the Committee) by the Company or a successor entity, then immediately prior to the Change in Control (i) such awards (other than awards scheduled to vest based on the attainment of performance-based conditions) will become fully vested, exercisable and/or payable, as applicable and (ii) such awards that are scheduled to vest based on the attainment of performance-based conditions will become vested, exercisable and/or payable, as applicable, and forfeiture, repurchase and other restrictions on such awards will lapse based on the greater of (A) deemed achievement of target performance or (B) determination of actual performance as of a date reasonably proximate to the date of consummation of the Change in Control as determined by the Committee.
Change in Control: A “Change in Control” under the Plan means, unless provided otherwise in an award agreement, the occurrence of any of the following:
•
the acquisition of more than 30% of either (A) the then outstanding shares of our common stock or (B) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that the following shall not constitute a Change in Control: (1) any acquisition by the Company or any affiliate, (2) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate, or (3) in respect of an award held by a particular participant, any acquisition by the participant or any group of persons including the participant (or any entity controlled by the participant or any group of persons including the participant);

•
during any period of twenty-four months, the then-serving directors cease to constitute at least a majority of the Board (except those individuals whose election or nomination was approved by a vote of at least two-thirds of the then-serving directors);

•	the sale, transfer or other disposition of all or substantially all of the business or assets of the Company and its subsidiaries, taken as a whole; or
•
the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company, unless immediately following such transaction, 50% or more of the total voting power of the entity resulting from such transaction is held by the holders of the outstanding voting securities of the Company immediately prior to such transaction.

NONTRANSFERABILITY OF AWARDS
An award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfers to a participant’s family members, any trust established solely for the benefit of participant or such participant’s family members, any partnership or limited liability company of which participant, or participant and participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.
AMENDMENT AND TERMINATION
The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if  (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan or for changes in GAAP to new accounting standards, (ii) it would materially increase the number of securities which may be issued under the Plan (except for adjustments in connection with certain corporate events), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award shall not to that extent be effective without such individual’s consent.

The Committee may also waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively, subject to the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of any participant with respect to such award; provided, however, that without stockholder approval, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right, (ii) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or stock appreciation right, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
DIVIDENDS AND DIVIDEND EQUIVALENTS
The Committee in its sole discretion may provide part of an award with dividends or dividend equivalents; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding options or stock appreciation rights. Dividends and dividend equivalents may be accumulated in respect of options or stock appreciation rights and paid within 15 days after such awards are earned and become earned, payable or distributable.
CLAWBACK/FORFEITURE
An award agreement may provide that the Committee may, in its sole discretion, cancel such award if the participant, while employed by or providing services to us or any affiliate or after termination of such employment or service, on account of actions taken by, or failed to be taken by, such participant in violation or breach of, or in conflict with, any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of employees or clients of the Company or an affiliate, (iv) confidentiality obligation with respect to the Company or an affiliate, (v) policy or procedure of the Company or an affiliate, (vi) other agreement, or (vii) other obligation of such participant to the Company or an affiliate, as and to the extent specified in such award agreement. The Committee may also provide in an award agreement that if the participant otherwise has engaged in or engages in any such violation, breach or conflict, the participant will forfeit any gain realized on the vesting or exercise of such award, and must repay the gain to us. The Committee may also provide in an award agreement that if the participant receives any amount in excess of what the participant should have received under the terms of the award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the participant shall be required to repay any such excess amount to us. All awards under the Plan will be subject to reduction, cancellation, forfeiture or recoupment to the extent (i) provided in any clawback or recoupment policy adopted by the Company or (ii) necessary to comply with applicable law.
NEW PLAN BENEFITS
As of the date of this proxy statement, no awards have been made under the Plan. Because benefits under the Plan are discretionary and will depend on the actions of the Committee, the performance of the Company and the value of the Company’s common stock, it is not possible to determine the benefits that will be received if stockholders approve the Plan.
SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES
The federal income tax consequences of awards under the Plan for participants and the Company will depend on the type of award granted. The following description of material tax consequences is intended only for the general information of stockholders. A participant in the Plan should not rely on this description and instead should consult his or her own tax advisor.
NON-QUALIFIED STOCK OPTIONS
Under current law the grant of a non-qualified stock option generally will have no federal income tax consequences for the participant or the Company. Upon the exercise of an option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of common stock on the exercise date over the exercise price. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m) of the Code.
INCENTIVE STOCK OPTIONS
Under current law, neither the grant nor the exercise of an incentive stock option will result in taxable income to a participant or a deduction to the Company. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the participant’s income.
The sale of shares received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to a participant and will not result in a tax deduction to us. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, a participant must neither dispose of such shares within two years after such incentive stock option is granted nor within one year after the exercise of such incentive stock option. In addition, a participant generally must be our employee, or an employee of one of our subsidiaries at all times between the date of grant and the date three months before exercise of such incentive stock option. If an incentive stock option is exercised more than three months after the termination of a participant’s employment with us, the stock option will be treated as a nonqualified stock option.
If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares of our common stock acquired upon the exercise of an incentive stock option that is equal to the lesser of  (a) the fair market value of the shares on the date of exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. We generally will be entitled to a deduction equal to the amount of such ordinary income if we comply with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m) of the Code.
STOCK APPRECIATION RIGHTS
Under current law, the grant of a stock appreciation right generally will have no federal income tax consequences for the participant. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash paid and the fair market value of any common stock delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m) of the Code.
RESTRICTED SHARES
Under current law, the grant of restricted shares generally will have no federal income tax consequences to the participant or the Company. The participant will generally recognize ordinary income on the date the award vests, in an amount equal to the value of the shares on the vesting date. Under Section 83(b) of the Code, a participant may elect to recognize income on the date of grant rather than the date of vesting in an amount equal to the fair market value of the shares on the date of grant (less the purchase price for such shares, if any). Pursuant to the Plan, participants may not file Section 83(b) elections with respect to restricted shares unless expressly permitted by the terms of the applicable award agreement or by action of the Committee in writing prior to the making of such election. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m) of the Code.
RESTRICTED STOCK UNITS AND PERFORMANCE COMPENSATION AWARDS
Under current law, the grant of a restricted stock unit award or a performance compensation award generally will have no federal income tax consequences to the participant or the Company. The participant generally will recognize ordinary income when payment is actually or constructively received by the participant in satisfaction of the restricted stock unit award or performance compensation award, in an amount equal to the amount of cash paid and the fair market value of any shares delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m) of the Code.
OP UNITS
Under current law, the grant of an award of OP units generally will have no federal income tax consequences to the participant or the Company. If the OP units are not vested as of the date of grant, the vesting of the OP units generally will have no federal income tax consequences to the participant or the Company. Taxable income of our Operating Partnership allocable to the OP  units prior to vesting generally is taxed as compensation income to the participant subject to withholding taxes. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m) of the Code.
OTHER STOCK-BASED AWARDS
A participant generally will recognize income upon receipt of the shares subject to the other stock-based award (or, if later, at the time of vesting of such shares).
DIVIDEND EQUIVALENTS
Under current law, the grant of dividend equivalents generally will have no federal income tax consequences for the participant. Generally, the participant will recognize ordinary income on the amount distributed to the participant pursuant to the award of dividend equivalent rights. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m) of the Code.
SECTION 280G
If payments contingent on a change in control are determined to exceed certain limitations, such payments may be subject to a 20% nondeductible excise tax, and the Company’s deduction for the associated compensation expense may be disallowed in whole or in part. The Plan includes a Section 280G “best after tax” provision, which provides that if any payments under the Plan or otherwise would constitute parachute payments under Section 280G of the Code and be subject to the excise tax imposed under Section 4999 of the Code, then the payments will be reduced by the amount required to avoid the excise tax if the reduction would give the recipient a better after-tax result than if the recipient received the payments in full.
SECTION 409A
It is the intention of the Company that the Plan and awards granted under the Plan either be exempt from, or comply with, Section 409A of the Code.
Vote Required
Approval of the 2024 Omnibus Incentive Plan requires the affirmative vote of a majority of the votes cast on such proposal, assuming a quorum is present. Abstentions and broker non-votes will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you properly submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the 2024 Omnibus Incentive Plan.
Whether you plan to attend the Annual Meeting or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2024 OMNIBUS
INCENTIVE PLAN.

STOCKHOLDER PROPOSALS
Stockholder Proposals and Nomination of Director Candidates Not Intended for Inclusion in Proxy Materials. Pursuant to our current bylaws, a stockholder seeking to present a proposal of business or nominate a director for election to our Board of Directors at the 2025 annual meeting of stockholders under the advance notice requirements set forth in our bylaws, must notify us of the nomination or other proposal in writing by not later than 5:00 p.m., Eastern Time, on May 26, 2025, nor earlier than April 26, 2025. However, in the event that the 2025 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2024 annual meeting of stockholders, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the 2025 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting. Other specifics regarding the notice procedures, including the required content of the notice, can be found in Article II, Section 11(a) of our bylaws.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than October 12, 2025.
Proposals for Inclusion in Proxy Materials. A stockholder seeking to have a proposal included in the proxy statement for our 2025 annual meeting of stockholders must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including stockholder proposals in Company-sponsored proxy materials. In accordance with Rule 14a-8, any such proposal must be received by the Company’s Secretary at the Company’s principal executive offices by no later than May 26, 2025, unless the date of our 2025 annual meeting of stockholders is more than 30 days before or after December 11, 2025, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.
OTHER MATTERS
As of the date of this Proxy Statement, we are not aware of any business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single set of proxy materials is delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, or if you and other stockholders sharing your address are receiving multiple sets of proxy materials and you would like to receive only a single copy in the future, please notify us directly if you are a stockholder of record by contacting us at:
MODIV INDUSTRIAL, INC.
2195 South Downing Street
Denver, CO 80210
(888) 686-6348
We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

ANNEX A

MODIV INDUSTRIAL, INC.
2024 OMNIBUS INCENTIVE PLAN
1. Purpose. The purpose of the Modiv Industrial, Inc. 2024 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.
2. Definitions. The following definitions shall be applicable throughout the Plan.
(a) “Absolute Share Limit” has the meaning given such term in Section 5(a).
(b) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest.
(c) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award, OP Units and Performance Compensation Award granted under the Plan.
(d) “Board” means the Board of Directors of the Company.
(e) “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, a good faith determination of the Committee or its designee that (i) the Company or an Affiliate has “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), any of the following has occurred with respect to a Participant: (A) such Participant has been convicted of, or pled guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (B) the willful misconduct or gross neglect of such Participant that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (C) the willful violation by such Participant of the Company’s written policies that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate; (D) such Participant’s fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or an Affiliate (other than good faith expense account disputes); (E) such Participant’s act of personal dishonesty which involves personal profit in connection with such Participant’s employment or service with the Company or an Affiliate, or (F) the willful breach by such Participant of fiduciary duty owed to the Company or an Affiliate.
(f) “Change in Control” means:
(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, the exchange of exchangeable stock or units, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii) during any period of twenty-four months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(iii) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company and its Subsidiaries, taken as a whole; or
(iv) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination.
(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(h) “Committee” means the Compensation Committee of the Board or subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.
(i) “Common Stock” means the Class C common stock, par value $0.001 per share, of the Company (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).
(j) “Company” means Modiv Industrial, Inc. and any successor thereto.
(k) “Control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(m) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.
(n) “Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.
(o) “Effective Date” means the date the Company’s stockholders approve the Plan.

(p) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates), who, in the case of each of clauses (i) through (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan. Solely for purposes of this Section 2(p), “Affiliate” shall be limited to (1) a Subsidiary, (2) any parent corporation of the Company within the meaning of Section 424(e) of the Code (“Parent”), (3) any corporation, trade or business 50% or more of the combined voting power of such entity’s outstanding securities is directly or indirectly controlled by the Company or any Subsidiary or Parent, (4) any corporation, trade or business which directly or indirectly controls 50% or more of the combined voting power of the outstanding securities of the Company and (5) any other entity in which the Company or any Subsidiary or Parent has a material equity interest and which is designated as an “Affiliate” by the Committee.
(q) “Employment” or “employment” means, without any inference for federal and other tax purposes, service as a part- or full-time officers, employees, consultants and advisors or Board member of or to the Company or any of its Subsidiaries.
(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(s) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.
(t) “Excise Tax” has the meaning given such term in Section 15(u) of the Plan.
(u) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock;.
(v) “Immediate Family Members” shall have the meaning set forth in Section 15(b).
(w) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(x) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.
(y) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.
(z) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.
(aa) “NYSE” means the New York Stock Exchange.
(bb) “OP Unit” means an Award granted under Section 10 of the Plan.
(cc) “Option” means an Award granted under Section 7 of the Plan.

(dd) “Option Period” has the meaning given such term in Section 7(c) of the Plan.
(ee) “Other Stock-Based Award” means an Award granted under Section 11 of the Plan.
(ff) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.
(gg) “Payments” has the meaning given such term in Section 15(u) of the Plan.
(hh) “Performance Compensation Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or OP Units made subject to the achievement of Performance Goals, granted under Section 12 of the Plan.
(ii) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.
(jj) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
(kk) “Performance Period” shall mean the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.
(ll) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.
(mm) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.
(nn) “Plan” means this Modiv Industrial, Inc. 2024 Omnibus Incentive Plan.
(oo) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(pp) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(qq) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(rr) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.
(ss) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(tt) “Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
(uu) “Special Qualifying Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.
(vv) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(ww) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(xx) “Subsidiary” means, with respect to any specified Person:
(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(yy) “Substitute Award” has the meaning given such term in Section 5(f).
(zz) “Sub Plans” means, any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit shall apply in the aggregate to the Plan and any Sub Plan adopted hereunder.
(aaa) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient, for any reason (including death or Disability).
3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
4. Administration.
(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan that is subject to Rule 16b-3, be a Special Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Special Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are members of the Board or (ii) who are subject to Section 16 of the Exchange Act.
(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e) No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Charter or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5. Grant of Awards; Shares Subject to the Plan; Limitations.
(a) The Committee may, from time to time, grant Awards to one or more Eligible Persons.
(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 13(a) of the Plan, no more than 1,000,000 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; and (ii) subject to Section 13(a) of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan.

(c) The maximum number of shares of Common Stock that may be granted to any Non-Employee Director pursuant to Awards in any calendar year shall be limited to a number that, combined with any cash fees or other compensation paid to such Non-Employee Director during such calendar year, shall not exceed $500,000 in total value, with the value of any such Non-Employee Director Awards based on the grant date fair value of such Awards for financial reporting purposes (and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous calendar year); provided, however, that the foregoing limitations shall not apply to the extent that the Non-Employee Director has been or becomes an employee during the calendar year. For the avoidance of doubt, the limits in this section do not apply to compensation to a Non-Employee Director for service to the Company other than service as a member of the Board or a committee of the Board.
(d) Other than with respect to Substitute Awards, to the extent that an Award under the Plan expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without a delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant under the Plan. The number of shares of Common Stock available for issuance under the Plan will not be increased by the number of shares of Common Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Common Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations, or (iv) repurchased by the Company with proceeds from Option exercises.
(e) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares purchased on the open market or by private purchase or a combination of the foregoing.
(f) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.
6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.
7. Options.
(a) General. Each Option granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.
(c) Vesting and Expiration.
(i) Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.
(ii) Unless otherwise provided by the Committee, in the event of (A) a Participant’s Termination by the Company for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire, (B) a Participant’s Termination by the Company due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the Option Period) and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).
(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock (or such greater number as permitted under the last sentence of Section 15(d)(ii) of the Plan) otherwise deliverable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.
(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8. Stock Appreciation Rights.
(a) General. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.
(c) Vesting and Expiration.
(i) A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.
(ii) Unless otherwise provided by the Committee, in the event of (A) a Participant’s Termination by the Company for Cause, all outstanding SARs granted to such Participant shall immediately terminate and expire, (B) a Participant’s Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the SAR Period) and (C) a Participant’s Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the SAR Period).
(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
(f) Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company’s independent registered public accounting firm, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.
9. Restricted Stock and Restricted Stock Units.
(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
(b) Book Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company an escrow agreement satisfactory to the Committee, if applicable. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and to receive any dividends payable on such shares of Restricted Stock. To the extent shares of Restricted Stock are forfeited, all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.
(c) Vesting; Acceleration of Lapse of Restrictions. The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee, and the Committee shall determine the treatment of the unvested portion of Restricted Stock and Restricted Stock Units upon Termination of the Participant granted the applicable Award.
(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).
(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock

Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee) payable at the time provided in such Award agreement.
10. OP Units.
(a) General. Awards may be granted under the Plan in the form of undivided fractional limited partnership interests in Modiv Operating Partnership, LP (together with any successor entity, the “Operating Partnership”), a Delaware limited partnership, the entity through which the Company conducts its business and an entity that has elected to be treated as a partnership for federal income tax purposes, of one or more classes (“OP Units”) established pursuant to the Operating Partnership’s agreement of limited partnership, as amended from time to time. Awards of OP Units shall be valued by reference to, or otherwise determined by reference to or based on, shares of Common Stock. OP Units awarded under the Plan may be (1) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership (including OP Units of a different class or series) or shares of Common Stock, or (2) valued by reference to the book value, fair value or performance of the Operating Partnership. Awards of OP Units are intended to qualify as “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Participant in the Plan who is rendering services to or for the benefit of the Operating Partnership, including its subsidiaries.
(b) Share Calculations. For purposes of calculating the number of shares of Common Stock underlying an award of OP Units relative to the total number of shares of Common Stock available for issuance under the Plan, the Committee shall establish in good faith the maximum number of shares of Common Stock to which a Participant receiving such award of OP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Common Stock underlying such awards of OP Units shall be reduced accordingly by the Committee, and the number of shares of Common Stock under the Plan shall be increased by one share of Common Stock for each share so reduced. Awards of OP Units may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, awards of OP Units shall be made; the number of OP Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of such OP Units (which may be less than the fair value of the OP Unit); and the restrictions and conditions applicable to such award of OP Units. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant, in its sole discretion (or any other Performance Criteria). The Committee may allow awards of OP Units to be held through a limited partnership, or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 10. The provisions of the grant of OP Units need not be the same with respect to each Participant.
(c) Dividends and Distributions. Notwithstanding Section 15(c), the award agreement or other award documentation in respect of an award of OP Units may provide that the recipient of OP Units shall be entitled to receive, currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of shares of Common Stock underlying the award or other distributions from the

Operating Partnership prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), as determined at the time of grant by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or OP Units.
11. Other Stock-Based Awards.
The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
12. Performance Compensation Awards.
(a) General. Each grant of a Performance Compensation Award shall be evidenced by an Award agreement. Each Performance Compensation Award shall be subject to the conditions set forth in this Section 12, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), and the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply.
(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and may include the following (or such other criteria as the Committee deems appropriate): (i) funds from operations (including, but not limited to, determined on an adjusted or recurring basis); (ii) funds from operations, adjusted funds from operations or recurring funds from operations per diluted share; (iii) growth in funds from operations, adjusted funds from operations or recurring funds from operations including amounts per diluted share determined on an annual, multi-year or other basis; (iv) net operating income; (v) growth in net operating income determined on an annual, multi-year or other basis; (vi) cash flow, including but not limited to operating cash flow or free cash flow; (vii) cash and/or funds available for distribution; (viii) earnings before interest, taxes, depreciation and amortization (EBITDA); (ix) growth in EBITDA determined on an annual, multi-year or other basis; (x) return measures (including, but not limited to, return on assets, investment, capital, invested capital, equity and/or development); (xi) share price (including, but not limited to, appreciation, growth measures and total stockholder return on an annual, multi-year or other basis); (xii) debt and debt related ratios, including debt to total market capitalization, debt to EBITDA, debt to assets and fixed charge coverage ratios (determined with or without the pro rata share of the Company’s ownership interest in co-investment partnerships); (xiii) net asset value per share; (xiv) growth in net asset value per share determined on an annual, multi-year or other basis; (xv) basic or diluted earnings per share (before or after taxes); (xvi) same property net operating income or growth in same property net operating income; (xvii) lease up performance or other occupancy measures, including retention of existing tenants and new and renewal lease spreads, (xviii) expense targets or cost reduction goals, general and administrative expense savings; (xix) operating efficiency; (xx) working capital targets; (xxi) measures of economic value added or other “value creation” metrics; (xxii) enterprise value; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) performance or yield on development or redevelopment projects; (xxvi) measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxvii) market share; (xxviii) operational or performance measurements relative to peers; (xxix) strategic objectives and related revenue or occupancy targets; (xxx) measures of satisfaction of tenants; (xxxi) productivity measures; (xxxii) environmental, social and governance criteria; or (xxxiii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the applicable Performance Criteria. For the avoidance of doubt, nothing herein is intended to prevent the Committee from granting Performance Compensation Awards subject to subjective performance conditions (including individual performance conditions).
(d) Modification of Performance Goal(s). The Committee may, in its sole discretion, at the time a Performance Compensation Award is granted or at any time thereafter, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events (or such other events as the Committee deems appropriate): (i) asset write-downs; (ii) litigations, claims, judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or practices, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; (x) a change in the Company’s fiscal year; (xi) accruals for payments to be made in respect of the Plan or other specified compensation arrangements, and (xi) any other event described in Section 13(a). Without limiting the generality of the foregoing, the calculation of the level of achievement with respect to a Performance Goal shall be adjusted from time to time by the Committee as it deems equitable and necessary in light of acquisitions, dispositions, non-routine or opportunistic expenses, transactions, or other extraordinary or other one-time events that impact the Company’s operations or the measurement of the Performance Goal including, without limitation, non-routine litigation and other legal expenses and loss on debt extinguishment. In addition, the Committee may make other adjustments as necessary to ensure that period to period results with respect to any Performance Goal are computed on a consistent and equitable basis.
(e) Payment of Performance Compensation Awards.
(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii) Limitation. Unless otherwise provided in the applicable Award agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that all or some of the portion of the Participant’s Performance Compensation Award has been earned for the Performance Period based on the achievement of the applicable Performance Goals.
(iii) Evaluation of Performance. Following the completion of a Performance Period, the Committee shall review and determine, in its sole discretion, whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and determine that amount of the Performance Compensation Awards earned for the period based upon the achievement of the Performance Goals. The Committee shall then determine, in its sole discretion, the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may, in its sole discretion, increase or reduce the amount payable to any Participant.
(f) Timing of Award Payments. Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable after the Committee has determined whether and to what extent the applicable

Performance Goals have been achieved. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents.
13. Changes in Capital Structure and Similar Events.
(a) In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:
(i) adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (C) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate (with any increase requiring the approval of the Board), (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);
(ii) providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 13(a) (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13(a) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price). In addition, prior to any payment or adjustment contemplated under this Section 13(a), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his Awards, (B) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.
(b) Change in Control. Notwithstanding Section 13(a) above, except as may be otherwise provided in an applicable Award, if a Change in Control occurs and Awards are not continued, converted, assumed, or replaced with a comparable award (as determined by the Committee) by (i) the Company or (ii) a successor entity or its parent or Subsidiary (an “Assumption”), then immediately prior to the Change in Control:
(i) Such Awards (other than any Award that is regularly scheduled to vest based on the attainment of performance-based vesting conditions) will become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards will lapse, in which case, such Awards will be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock, which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Committee may provide, and determined by reference to the number of shares of Common Stock subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A of the Code without the imposition of taxes thereon under Section 409A of the Code, the timing of such payments shall be governed by the applicable Award (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. An Award will be considered replaced with a comparable award if the Award is exchanged for an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of such Award in such Change in Control (as determined by the Committee), even if such cash or other property payable with respect to the unvested portion of such Award remains subject to similar vesting provisions following such Change in Control. Notwithstanding the foregoing, the Committee will have full and final authority to determine whether an Assumption of an Award has occurred in connection with a Change in Control; and
(ii) Such Awards that are regularly scheduled to vest based on the attainment of performance-based vesting conditions will become vested, exercisable and/or payable, as applicable, and forfeiture, repurchase and other restrictions on such Awards will lapse based on the greater of (A) deemed achievement of target performance or (B) determination of actual performance as of a date reasonably proximate to the date of consummation of the Change in Control as determined by the Committee, in its sole discretion. If the Committee determines that measurement of actual performance cannot be reasonably assessed, such performance shall be the assumed achievement of target performance as determined by the Committee. After application of this Section 13(b)(ii), if any Awards arise from application of this Section 13(b), such Awards shall be settled under the provisions of Section 13(b)(i).

14.  Amendments and Termination.
(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards, (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 13), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) without stockholder approval.
(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s Termination from the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 13(a) of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the value of the cancelled Option or SAR, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
15.  General.
(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or Termination, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.
(b) Nontransferability.
(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family

Members; (C) a partnership or limited liability company whose only partners or members are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes;
(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the Termination of the Participant from the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.
(c) Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding Options or SARs. Dividends and dividend equivalents may be accumulated in respect of outstanding Options or SARs and paid within 15 days after such Awards are earned and become payable or distributable.
(d) Tax Withholding.
(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.
(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability. Notwithstanding the foregoing, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee shall have full discretion to choose, or to allow a Participant to elect, to withhold a number of shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Participant’s relevant tax jurisdictions).
(e) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(f) International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.
(g) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.
(h) Termination. Except as otherwise provided in an Award agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant’s undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.
(i) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j) Government and Other Regulations.
(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter- dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(k) No Section 83(b) Elections Without Consent of Company. Except with respect to OP Units, no election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock or OP Units under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(l) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the

Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(m) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity compensation otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
(o) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.
(p) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(q) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland (or, if the Company or its successor hereunder ceases to be organized in Maryland, then the internal laws of the state or other jurisdiction of incorporation) applicable to contracts made and performed wholly within the State of Maryland (or such other jurisdiction described above), without giving effect to the conflict of laws provisions thereof.
(r) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(s) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(t) 409A of the Code.
(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.
(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii) Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
(u) Excise Tax Provision. In the event it is determined that any payment or benefit (within the meaning of Section 280G(B)(2) of the Code) to a Participant or for his or her benefit paid or payable or distributed or distributable pursuant to the terms of the Plan or otherwise in connection with, or arising out of, the Participant’s employment (“Payments”), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), then the total Payments shall be reduced to the extent the payment of such amounts would cause the Participant’s total Payments to constitute an “excess parachute payment” under Section 280G of the Code and by reason of such excess parachute payment the Participant would be subject to an Excise Tax, but only if the after-tax value of the Payments calculated with the foregoing restriction exceed those calculated without the foregoing restriction. In that event, the Participant shall designate those rights, payments, or benefits under the Plan, any other agreements, and any benefit arrangements that should be reduced or eliminated so as to avoid having any of the Payments be deemed to be an excess parachute payment; provided, however, that in order to comply with Section 409A of the Code, the reduction or elimination will be performed in the order in which each dollar of value subject to a right, payment, or benefit reduces the parachute payment to the greatest extent. All determinations under this Section 15(u) shall be made at the expense of the Company by a nationally recognized public accounting firm selected by the Company and subject to approval of the Participant, which approval shall not be unreasonably withheld. Such determination shall be binding upon the Participant and the Company in the absence of manifest error.
(v) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after Termination, on account of actions taken by, or failed to be taken by, such Participant in violation or breach of, or in conflict with, any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of employees or clients of the Company or an Affiliate, (iv) confidentiality obligation with respect to the Company or an Affiliate, (v) policy or procedure of the Company or an Affiliate, (vi) other agreement, or (vii) other obligation of such Participant to the Company or an Affiliate, as and to the extent specified in such Award agreement. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any such in violation, breach or conflict so described, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent (i) provided in any clawback or recoupment policy adopted by the Company or (ii) necessary to comply with applicable law.
(w) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

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V56249-P18072

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MODIV INDUSTRIAL, INC.

1. To consider and vote upon the election of the following five director nominees to serve until the company's 2025 annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominees:	For	Withhold
1a. Aaron S. Halfacre	☐	☐
1b. Christopher R. Gingras	☐	☐
1c. Thomas H. Nolan, Jr.	☐	☐
1d. Kimberly Smith	☐	☐
1e. Connie Tirondola	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/MODIV.

V56250-P18072

MODIV INDUSTRIAL, INC.
Annual Meeting of Stockholders to be Held on December 11, 2024 at 10:00 AM MST
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Modiv Industrial, Inc. (the "Company") hereby appoint(s) Raymond J. Pacini and John Raney, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on December 11, 2024 at 10:00 AM MST and any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If you submit your proxy without instructions, the named proxies will vote all shares (i) FOR each of the director nominees, (ii) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024, (iii) FOR approval, on an advisory (non-binding) basis, of the compensation paid to the Company's named executive officers for the year ended December 31, 2023 ("say on pay" vote), and (iv) FOR approval of the 2024 Omnibus Incentive Plan.

Whether or not direction is made, each of the named proxies is authorized to vote this proxy in accordance with the recommendation of the Board of Directors or in the absence of such a recommendation, in his discretion, on such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any and all of the proposals referenced herein.

Continued and to be signed on reverse side